SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

COMPUTER SCIENCES CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Computer Sciences Corporation

Notice of 2009 Annual Meeting of Stockholders

     The 2009 Annual Meeting of Stockholders will be held on Monday, August 3, 2009, at 10:00 a.m., Eastern Time, at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042. The purpose of the meeting is to vote on:

  the election as directors of the nine nominees named in the attached Proxy Statement;

  the ratification of the appointment of independent auditors; and

  such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on June 8, 2009, will be entitled to vote at the meeting and any postponements or adjournments thereof.

     Your vote is important. Whether or not you plan to attend the meeting, we encourage you to read this Proxy Statement and vote as soon as possible. Information on how to vote is contained in this Proxy Statement. In addition, voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested printed materials, the instructions are printed on your proxy card and included in this Proxy Statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors,

William L. Deckelman, Jr.
Vice President, General Counsel and Secretary

Falls Church, Virginia
June 19, 2009

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
HOW DO I VOTE?	5

CORPORATE GOVERNANCE	6
Board of Directors	6
Corporate Governance Guidelines, Codes of Ethics and Equity Grant Policy	6
Mandatory Retirement of Directors	6
Executive Sessions of Non-Management Directors	6
Communicating with the Board or the Lead Director	7
Director Independence	7
Board Committees	7
Director Nomination Process	8
Director Attendance at Meetings	9
Oversight of Related Party Transactions	9
Director Compensation	10
Audit Committee Report	11

PROPOSAL 1. ELECTION OF DIRECTORS	12

STOCK OWNERSHIP	15

EXECUTIVE COMPENSATION	17
Compensation Committee Report	17
Compensation Discussion and Analysis	17
Grants of Plan-Based Awards	27
Option Exercises and Stock Vested	31
Fiscal Year 2009 Nonqualified Deferred Compensation	34
Potential Payments Upon Change in Control and Termination of Employment	34

PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS	42

ADDITIONAL INFORMATION	43
Section 16(a) Beneficial Ownership Reporting Compliance	43
Business for 2010 Annual Meeting	43
Householding; Availability of 2009 Annual Report and Proxy Statement	43

APPENDIX A: INDEPENDENCE STANDARDS	A-1

i

Computer Sciences Corporation
3170 Fairview Park Drive
Falls Church, Virginia 22042
(703) 876-1000

June 19, 2009

______________________

PROXY STATEMENT
______________________

     We are providing these proxy materials in connection with the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Computer Sciences Corporation (“CSC” or the “Company” and sometimes referred to with the pronouns “we”, “us” and “our”). The Notice of Internet Availability of Proxy Materials, this proxy statement, any accompanying proxy card or voting instruction card and our 2009 Annual Report to Stockholders, which includes our 2009 Annual Report on Form 10-K, were first made available to stockholders on or about June 19, 2009. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

     This year we are using “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our 2009 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. More information about Notice and Access is set forth below.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

     The Board of Directors of CSC is soliciting your vote at the 2009 Annual Meeting of Stockholders.

When will the meeting take place?

     The Annual Meeting will be held on Monday, August 3, 2009 at 10:00 a.m., Eastern Time, at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042.

What is the purpose of the Annual Meeting?

     You will be voting on:

  election of nine nominees as directors of CSC;

  ratification of the selection of Deloitte & Touche LLP as our auditors for fiscal 2010; and

  any other business that may properly come before the meeting.

What are the Board of Directors’ recommendations?

     The Board recommends a vote:

  for the election of nine nominees for director;

  for the ratification of the selection of Deloitte & Touche LLP as our auditors for fiscal 2010; and

  for or against other matters that come before the Annual Meeting, as the proxy holders deem advisable.

Who is entitled to vote at the Annual Meeting?

     The Board of Directors set June 8, 2009, as the record date for the Annual Meeting (the “record date”). All stockholders who owned CSC common stock at the close of business on June 8, 2009, may attend and vote at the Annual Meeting and any postponements or adjournments thereof.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a paper copy of proxy materials?

     Under the “Notice and Access” rules of the United States Securities and Exchange Commission (the “SEC”) we are permitted to furnish proxy materials, including this proxy statement and our 2009 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or electronically will remain in effect until you revoke it.

Can I vote my shares by filling out and returning the Notice?

     No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) telephone, (iii) requesting and returning a paper proxy card or voting instruction card, or (iv) submitting a ballot in person at the meeting.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

     If you previously elected to access proxy materials over the Internet, you will not receive a Notice in the mail. You should have received an email with links to the proxy materials and online proxy voting. Additionally, if you previously requested paper copies of the proxy materials or if applicable regulations require delivery of the proxy materials, you will not receive the Notice.

     If you received a paper copy of the proxy materials or the Notice by mail, you can eliminate all such paper mailings in the future by electing to receive an email that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing documents to your home or business and help us conserve natural resources. See http://www.icsdelivery.com/csc to request complete electronic delivery. Enrollment for electronic delivery is effective until cancelled.

How many votes do I have?

     You will have one vote for each share of our common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee. Holders of CSC stock are entitled to cumulate their votes for the election of directors if, on or prior to 10:00 a.m., Eastern Time, on August 1, 2009, at least one stockholder has notified CSC’s Chief Executive Officer or Secretary in writing of a desire that voting for the election of directors be cumulative, and at the Annual Meeting, prior to the commencement of voting for the election of directors, an announcement of the giving of such notice has been made by the Chairman or the Secretary of the meeting or by or on behalf of the stockholder giving such notice.

     Under cumulative voting, each stockholder may allocate among the director nominees, in any manner desired, a total number of votes equal to the number of directors to be elected multiplied by the number of shares held. If cumulative voting is effective at the Annual Meeting and a stockholder elects to cumulate votes but does not allocate the votes to specific director nominees, the proxy holders named in the proxy will have the discretion to cumulate votes in any manner, and to vote for less than all of the director nominees indicated on the proxy, in order to elect the maximum number of the director nominees set forth in Proposal 1 below.

What is the difference between holding shares as a stockholder of record and beneficial owner?

     Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

     Stockholder of Record. If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us, to submit proxies electronically or by telephone or to vote in person at the Annual Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.

     Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice or these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

How many votes must be present to hold the Annual Meeting?

     A majority of our issued and outstanding shares entitled to vote at the Annual Meeting as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or by telephone or on the Internet or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

     As of the record date there were 151,565,369 shares of CSC common stock outstanding.

How many votes are required to elect directors and adopt the other proposals?

     Directors are elected by a plurality of the votes cast. This means that the nine individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person, electronically, by telephone or by proxy) will be elected. In director elections, stockholders may either vote “FOR,” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors.

     The affirmative “FOR” vote of a majority of the votes cast (i.e., of the votes “FOR” or “AGAINST”) is required to ratify the appointment of independent auditors. Abstentions are counted as present for quorum purposes but will not be counted for purposes of determining whether a matter has been approved. Therefore, abstentions will have no effect on the outcome of the vote on this proposal.

What if I don’t give specific voting instructions?

     Stockholders of Record. If you are a stockholder of record and you:

  Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

  Return a signed proxy card but do not indicate how you wish to vote,

then your shares will be voted in accordance with the recommendations of the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

     Beneficial Owners. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes” on certain proposals. Generally, broker non-votes occur on a non-routine proposal where a broker is not permitted to vote on that proposal without instructions from the beneficial owner, and instructions are not given. Broker non-votes are considered present at the Annual Meeting, but not as voting on a matter. Thus, broker non-votes are counted as present for purposes of determining the existence of a quorum, but are not counted for purposes of determining whether a matter has been approved. Thus, broker non-votes will not affect the outcome of the election of directors or of the ratification of the appointment of independent auditors.

     Your broker, at his or her discretion, may vote your street name shares on the election of directors (absent a contested election) and the ratification of the independent auditors if you do not provide voting instructions.

Can I change my vote after I voted?

     Yes. Even if you voted by telephone or on the Internet or if you requested paper proxy materials and signed the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to the Corporate Secretary of CSC, specifying such revocation. You may change your vote by a later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting. However, please note that if you would like to vote at the Annual Meeting and you are not the stockholder of record, you must request, complete and deliver a legal proxy from your broker, bank or nominee.

What does it mean if I receive more than one Notice, proxy or voting instruction card?

     It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

Are there other matters to be acted upon at the meeting?

     The Company does not know of any matter to be presented at the Annual Meeting other than those described in this proxy statement. If, however, other matters are properly presented for action at the Annual Meeting, the proxy holders named in the proxy will have the discretion to vote on such matters in accordance with their best judgment.

Who is paying for the solicitation of proxies?

     CSC is making this solicitation, and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our officers and employees may, without any compensation other than the compensation they receive in their capacities as officers and employees, solicit proxies personally or by telephone, facsimile, e-mail or further mailings. We will, upon request, reimburse brokerage firms and others for their reasonable expense in forwarding proxy materials to beneficial owners of CSC stock. We have engaged the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, with respect to proxy soliciting matters at an expected cost of approximately $8,000, not including incidental expenses.

What if I have any questions about voting, electronic delivery or Internet voting?

     Questions regarding voting, electronic delivery or Internet voting should be directed to Investor Relations at 800.542.3070 or e-mail address, investorrelations@csc.com.

HOW DO I VOTE?

     Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your Notice, proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 2, 2009.

Vote on the Internet

     If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

     You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Vote by Mail

     If you elected to receive printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to CSC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Please allow sufficient time for mailing if you decide to vote by mail.

Voting at the Annual Meeting

     The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

     The shares voted electronically, by telephone or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

     The Board of Directors (sometimes referred to herein as the “Board”) is elected by the stockholders to oversee the management of the business of the Company. The Company’s senior management has the authority and responsibility for the day-to-day operations of the business.

Corporate Governance Guidelines, Codes of Ethics and Equity Grant Policy

     The Board has adopted the following:

  Corporate Governance Guidelines that govern the structure and functioning of the Board and its committees;

  a Code of Ethics and Standards of Conduct for all directors of CSC and all employees of CSC and its subsidiaries;

  an additional Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer; and

  an Equity Grant Policy that sets forth the process for issuing equity securities to CSC directors and employees.

     All four documents, along with the charters of CSC’s Audit, Compensation and Nominating/Corporate Governance Committees and CSC’s other key governance documents, are available on the Company’s Website, www.csc.com, under “Corporate Governance.” They are also available to any person, without charge, by calling 800.542.3070 or writing to:

          Investor Relations
          Computer Sciences Corporation
          3170 Fairview Park Drive
          Falls Church, Virginia 22042

     The Company will promptly disclose on its Website (i) any waiver of a director or executive officer’s compliance with the Code of Ethics and Standards of Conduct, and (ii) any amendment or waiver of the Code of Ethics for the CEO, CFO or CAO.

Mandatory Retirement of Directors

     Under our Bylaws, directors must retire by the close of the first annual meeting of stockholders held after they reach age 72, unless the Board determines that it is in the best interests of CSC and its stockholders for the director to continue to serve until the close of a subsequent annual meeting. Under our Corporate Governance Guidelines (the “Guidelines”), the Chief Executive Officer must offer to resign from the Board when he or she ceases to be a CSC employee, and any other employee director must resign from the Board when he or she ceases to be a CSC employee.

Executive Sessions of Non-Management Directors

     As provided in the Guidelines , the non-management directors regularly meet in executive session after the conclusion of each regularly scheduled Board meeting, and at such additional times as they may determine. During Fiscal Year 2009, they met six times. As provided in the Guidelines, the independent directors designate a lead independent Director (the “Lead Director”) who presides over executive sessions and who has other responsibilities as set forth in the Guidelines. As a general matter, the Lead Director serves for a term of two years, and may not serve for more than two consecutive terms. F. Warren McFarlan is currently the Lead Director, a position he will hold through the 2009 Annual Meeting of Stockholders. The independent directors have designated Irving W. Bailey, II as the Lead Director to succeed Mr. McFarlan at that time.

Communicating with the Board or the Lead Director

     Stockholders and other interested parties may communicate with the Board, individual directors, the non-management directors as a group, or with the Lead Director, by writing in care of the Corporate Secretary, Computer Sciences Corporation, 3170 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary reviews all submissions and forwards to members of the Board all appropriate communications that in his judgment are not offensive or otherwise objectionable or do not constitute commercial solicitations.

Director Independence

     The Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (“NYSE”) requirements for director independence (as set forth in Appendix A) and the Board of Directors affirmatively determines that the director has no material relationship with CSC (either directly, or as a partner, stockholder or officer of an organization that has a relationship with CSC).

     Our Chief Executive Officer is the Chairman of the Board. The Board has determined that each of the remaining eight directors – Irving W. Bailey, II, David J. Barram, Stephen L. Baum, Rodney F. Chase, Judith R. Haberkorn, F. Warren McFarlan, Chong Sup Park and Thomas H. Patrick – is independent.

Board Committees

     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.

     Committee Qualifications and Membership. Each director serving on the Audit Committee, Compensation Committee or Nominating/Corporate Governance Committee must be independent. In addition:

  Each Audit Committee member must meet heightened independence criteria under the rules and regulations of the NYSE and the SEC relating to audit committees, and must be financially literate. No member of the Audit Committee may simultaneously serve on the audit committees of more than three other public companies unless the Board determines that such simultaneous service would not impair the member’s ability to effectively serve on the Audit Committee. Currently, no member of the Audit Committee serves on the audit committees of more than three other public companies.

  Each Compensation Committee member must be a “non-employee director” for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

     The three standing committees are currently constituted as set forth below:

Nominating/
Corporate
Independent	Audit	Compensation	Governance
Directors	Committee	Committee	Committee
Irving W. Bailey, II		Chair
David J. Barram	X		X
Stephen L. Baum	Chair		X
Rodney F. Chase	X		X
Judith R. Haberkorn		X
F. Warren McFarlan		X	Chair
Chong Sup Park		X
Thomas H. Patrick	X

     The Board has determined that:

  each committee member satisfies all applicable requirements for membership on that committee; and

  each of the four Audit Committee members qualifies as an “audit committee financial expert” for purposes of the rules of the SEC.

     Audit Committee. The Audit Committee oversees the accounting, financial reporting processes and related internal control framework of the Company, and audits of the Company’s financial statements and internal controls over financial reporting. The Committee assists the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors. A report of the Committee is included on page 11 of this proxy statement. During the last fiscal year, the Committee held six meetings.

     Anyone with questions or complaints regarding accounting, internal accounting controls or auditing matters may communicate them to the Audit Committee by calling CSC’s Open Line (800.822.5527). Calls may be confidential or anonymous. All such questions and complaints will be forwarded to the Audit Committee for its review and will be simultaneously reviewed and addressed under the direction of the Vice President, Internal Audit. The Audit Committee may direct special treatment, including the retention of outside advisors, for any concern communicated to it. CSC’s Code of Ethics and Standards of Conduct prohibits retaliation against CSC employees for any report or communication made in good faith through the Open Line.

     Compensation Committee. The Compensation Committee reviews and approves the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates performance in light of those goals and objectives and, together with the other independent directors, determines his compensation based on that evaluation. The Committee also approves the compensation of all other senior executives, based on compensation recommendations of CSC management and benchmarking studies from outside consultants, among other things, and recommends to the Board the compensation of directors for service on the Board and its committees. In addition, the Committee administers all stock incentive plans, and makes recommendations to the Board regarding incentive compensation plans and equity-based plans. A report of the Committee is included on page 17 of this proxy statement. During the last fiscal year, the Committee held seven meetings.

     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee assists the Board of Directors in identifying and evaluating candidates for election or re-election as directors, and in shaping the corporate governance of the Company. The Committee recommends the membership and chairman of each Board committee, and monitors the continuing qualification of directors to serve as Board and committee members. Periodically, the Committee assesses Board size, structure and operations, and reviews the Company’s significant corporate governance documents. The Committee oversees the orientation and education of directors, and the Board’s annual self-evaluation of its performance. During the last fiscal year, the Committee held five meetings.

Director Nomination Process

     The Board believes that all directors should have the attributes listed below. Specifically:

  They should exhibit the highest professional and personal ethics and values.

  They should have had a successful career that demonstrates senior level management and leadership experience in a public company, government or a major academic institution.

  They (other than employee directors) should meet the standards of independence set forth in CSC’s Corporate Governance Guidelines.

  They should be financially literate.

  They should be able to serve on the Board for a sustained period of time after they are first elected, preferably for at least five years.

  They should be able to devote sufficient time and energy to the performance of their duties as a CSC director, and serve on no more than four other public company boards, if retired, and three if not retired.

  They should not hold any position or have any relationship that would cause CSC to violate any applicable legal requirement.

  They should be able to effectively, consistently and appropriately take into account and balance the legitimate interests and concerns of all CSC stockholders and other stakeholders.

     In evaluating potential director nominees, the Nominating/Corporate Governance Committee first screens them for these attributes. The Committee then considers the contribution they would make to the Board’s diversity of background, knowledge, experience and capability, and their likely impact on Board dynamics and effectiveness. The Committee has retained a third-party search firm to identify qualified director candidates and to assist the Committee in evaluating candidates that have been identified by others.

     The Committee will consider potential director candidates recommended by stockholders who own in excess of 1% of the Company’s outstanding shares. Stockholder recommendations should be submitted to the Nominating/Corporate Governance Committee, in care of the Corporate Secretary, Computer Sciences Corporation, 3170 Fairview Park Drive, Falls Church, Virginia 22042, within the time period described in “ADDITIONAL INFORMATION; Business for 2010 Annual Meeting” on page 43. The submission should include the following:

  evidence of the stockholder’s current CSC stockholdings;

  sufficient information to permit the Committee to evaluate the candidate pursuant to the criteria described above;

  a detailed description of any relationship or understanding between the stockholder and the candidate; and

  the consent of the candidate to serve if nominated and elected.

     Stockholder recommendations made in accordance with the foregoing will be evaluated by the Committee in the same manner in which the Committee evaluates other nominees.

     In addition, CSC’s Bylaws permit stockholders to nominate directors for election at an annual stockholders meeting. To nominate a director, the stockholder must comply with the information requirements and the advance notice deadlines set forth in CSC’s Bylaws. See “ADDITIONAL INFORMATION; Business for 2010 Annual Meeting” on page 43.

Director Attendance at Meetings

     As set forth in the Guidelines, directors are expected to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of the Company’s stockholders at which they are standing for election or re-election as directors. The Board held ten meetings in Fiscal Year 2009. Each director attended at least 85% of the aggregate number of meetings of the Board and the Board committees of which he or she was a member during Fiscal Year 2009, and each of the directors then serving attended the 2008 Annual Meeting of Stockholders. In addition, the non-management directors held six executive sessions in Fiscal Year 2009.

Oversight of Related Party Transactions

     The Company has adopted a written policy requiring the approval of the Nominating/Corporate Governance Committee of all transactions in excess of $120,000 between the Company and any related parties that may require disclosure under applicable SEC rules (“interested transactions”). Related parties include the Company’s directors, executive officers, more than 5% stockholders and certain family members of the foregoing. In determining whether to approve an interested transaction, the Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of an interested transaction for which he or she (or an immediate family member) is a related party, except that the director will provide all material information concerning the interested transaction to the Committee.

     There are no interested transactions between the Company and any of the independent directors; and there are no interested transactions between the Company and any of the executive officers named in the Summary Compensation Table.

Director Compensation

     Cash Compensation. Non-management directors receive an annual retainer of $60,000 and a meeting fee of $2,000 for each day of attendance, in person or telephonically, at any meeting of the Board of Directors or any of its committees, or at any executive session of the non-management directors, provided that no more than one meeting fee is paid for any day. Management directors do not receive any compensation for service on the Board.

     The Chairs of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee also receive an annual fee of $20,000, $15,000 and $10,000, respectively. The Lead Director receives an annual fee of $35,000.

     Amounts payable in cash may be deferred pursuant to the Company’s Deferred Compensation Plan, which is described on page 34.

     Restricted Stock Units. Each non-management director was awarded 2,700 restricted stock units (“RSUs”) on August 8, 2008. The RSUs vest in full at the 2009 Annual Meeting. When a CSC director ceases to serve on the Board, the RSUs are automatically redeemed for shares of CSC stock and dividend equivalents with respect to those shares. The number of shares to be delivered upon redemption is equal to the number of RSUs that are vested at the time the director ceases to serve on the Board. At the director’s election, the RSUs may be redeemed (i) as an entirety, upon the day the director ceases to serve on the Board, or (ii) in substantially equal amounts upon the first five, ten or fifteen anniversaries of that day.

     The following table sets forth for each of the non-management directors certain information with respect to compensation earned in the Fiscal Year ended April 3, 2009.

			Change in Pension
			Value and Nonqualified
	Fees Earned or	Stock	Deferred Compensation
Name	Paid in Cash[1] ($)	Awards[2] ($)	Earnings[3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Irving W. Bailey, II	109,000	156,559	38,437	303,996
David J. Barram	92,000	156,559	—	248,559
Stephen L. Baum	112,000	156,559	25,014	293,573
Rodney F. Chase	88,000	156,559	—	244,359
Judith R. Haberkorn	94,000	135,974	—	229,974
F. Warren McFarlan	133,000	156,559	9,516	289,559
Chong Sup Park	94,000	156,559	2,055	252,614
Thomas H. Patrick	88,000	156,559	—	244,559
____________________

1.	Column (b) reflects all cash compensation earned during Fiscal Year 2009, whether or not payment was deferred pursuant to the Deferred Compensation Plan.

2.

Column (c) reflects the dollar amount recognized for financial statement reporting purposes in Fiscal Year 2009 in accordance with SFAS No. 123 (revised 2004) “Share-Based Payment (“FAS 123R”) in connection with the RSUs granted on December 26, 2007, and August 8, 2008. For a discussion of the assumptions made in the valuation of restricted stock and RSUs, reference is made to the section of Note 1 of the Company’s 2009 Annual Report filed on Form 10-K providing details of the Company’s adoption of FAS 123R. For each director, the grant date fair value of the August 8, 2008 award computed in accordance with FAS 123R is $125,604.

3.

Column (d) reflects that portion of the interest credited to the director during Fiscal Year 2009 under the Deferred Compensation Plan which is considered to be at above-market rates pursuant to SEC rules. The non-management directors do not have a pension plan.

Audit Committee Report

     The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent auditors, the Company’s audited financial statements for the Fiscal Year ended April 3, 2009, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and Deloitte & Touche LLP’s evaluation of the Company’s internal control over financial reporting. The Audit Committee also discussed with the independent auditors the materials required to be discussed by professional standards and the standards of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee received from Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the PCAOB, and discussed with them their independence.

     Based on such review and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the Fiscal Year ended April 3, 2009 for filing with the SEC.

     The Audit Committee also appointed Deloitte & Touche LLP as the Company’s independent auditors for the Fiscal Year ending April 2, 2010, and recommended to the Board of Directors that such appointment be submitted to the Company’s stockholders for ratification.

Stephen L. Baum, Chair
David J. Barram
Rodney F. Chase
Thomas H. Patrick

PROPOSAL 1

ELECTION OF DIRECTORS

     The Board of Directors consists of nine directors. The Nominating/Corporate Governance Committee has recommended to the Board, and the Board has approved, the nomination of all nine incumbent directors for re-election at the Annual Meeting. It is intended that the accompanying proxy, if executed and returned with no voting instructions indicated, will be voted for the election to the Board of the nine director nominees named in this proxy statement.

     Votes may not be cast for more than nine director nominees. The nine persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected as directors.

     The Board of Directors recommends a vote FOR each of its nine director nominees.

     The following information regarding the director nominees is as of June 8, 2009.

Irving W. Bailey, II. Senior Advisor, since 2005, and Managing Director, from 2001 to 2005, of Chrysalis Ventures, LLC, a private equity fund. Former Chairman and Chief Executive Officer of Providian Corporation, retired as of 1997. Mr. Bailey is also Vice Chairman and a director of AEGON N.V. and a director of Hospira, Inc. He has been a director of CSC since 1992. Age 68.

David J. Barram. Chairman, since 2007, and Chief Executive Officer, from 2006 to 2007, of Mobibucks Corporation, a provider of an alternate payment system and electronic loyalty card and coupon system. Former Administrator of the U.S. General Services Administration, retired as of 2000. He has been a director of CSC since 2004. Age 65.

Stephen L. Baum. Former Chairman of Sempra Energy, a publicly held energy-services company, retired as of January, 2006. Prior thereto, Chairman and Chief Executive Officer of Sempra Energy from 2000 to 2005, and President from 2000 to 2004. Mr. Baum is also a director of TransAlta Corporation. Senior Advisor, since 2007, to Sky Fuel, Inc., a solar energy company. He has been a director of CSC since 1999. Age 68.

Rodney F. Chase. Non-Executive Chairman, since 2005, of Petrofac Ltd., a provider of facilities solutions to the oil and gas industry. Former Deputy Group Chief Executive and Managing Director, from 1992 to 2003, of BP p.l.c., an oil and gas company. Mr. Chase is also Deputy Chairman of Tesco p.l.c. and a director of Nalco Company and Tesoro Corporation. He has been a director of CSC since 2001. Age 66

Judith R. Haberkorn. Retired President of Consumer Sales and Service, Verizon Communications (formerly Bell Atlantic), provider of broadband, wireline and wireless Communications for business, government and consumers, from 1998 to 2000. Ms. Haberkorn is also a Director of Armstrong World Industries and Express Jet Holdings, Inc. She has been a director of CSC since November 2007. Age 62.

Michael W. Laphen. Chairman of the Company since July 2007, and President and Chief Executive Officer since May 2007. President and Chief Operating Officer from 2003 to May 2007, Corporate Vice President from August 2001 to April 2003, and President of the European Group from August 2000 to March 2003. He has been a director of CSC since February 2007. Age 58.

F. Warren McFarlan. Professor, Harvard University, Graduate School of Business Administration since 1973. T. J. Dermot Dunphy Baker Foundation Professor since 2004. Senior Associate Dean and Director of Harvard’s Asia-Pacific Initiative from 2000 to 2004. Mr. McFarlan is also a director of Li & Fung Limited and thinkorswim Group Inc., formerly known as INVESTools Inc. He has been a director of CSC since 1989. Age 71.

Chong Sup Park. Former Chairman and CEO of Maxtor Corporation, from November 2004 to May 2006, prior to its acquisition by Seagate Technology, a manufacturer and designer of hard disk drives. Director of Maxtor Corporation from February 1994 to May 2006 and Director of Seagate Technology since May 2006. Dr. Park is also a Director of Brooks Automation, Inc., Smart Modular Technologies Inc. and Ballard Power Systems Inc. He has been a director of CSC since July 2007. Age 61.

Thomas H. Patrick. Chairman, since 2004, of New Vernon Capital LLC, a private equity fund. Former Executive Vice Chairman, Finance and Administration, from 2002 to 2003, and Executive Vice President and Chief Financial Officer, from 2000 to 2002, of Merrill Lynch & Co., Inc., an investment banking and securities brokerage. Mr. Patrick is also a director of Deere & Company and Baldwin & Lyons, Inc. He has been a director of CSC since 2004. Age 65.

     Several shareholders of the Company have made demands on the Board of Directors of the Company or filed purported derivative actions against both the Company, as nominal defendant, as well as certain of CSC’s executive officers and directors. These actions generally allege that certain of the individual defendants breached their fiduciary duty to the Company by purportedly “backdating” stock options granted to CSC executives, improperly recording and accounting for allegedly backdated stock options, producing and disseminating disclosures that improperly recorded and accounted for the allegedly backdated options, engaging in acts of corporate waste, and committing violations of insider trading laws. They allege that certain of the defendants were unjustly enriched and seek to require them to disgorge their profits. These actions have been filed in both federal and state court as follows.

     On June 1, 2006, a shareholder derivative complaint was filed in Los Angeles County Superior Court naming CSC as a nominal defendant and various current and former CSC officers and directors as individual defendants. The complaint was titled Allbright v. Bailey et al, Case No. BC353316 and alleged the backdating of stock option grants to various senior executives at CSC. Thereafter, two additional related shareholder derivative complaints were filed in Los Angeles Superior Court, Jones v. Bailey et al., Case No. BC354686, and Laborers’ International Union v. Bailey et al., Case No. BC356675. The Laborers’ action was subsequently voluntarily dismissed without prejudice, and in September 2006 Jones was consolidated with Allbright. In July 2008, following a dismissal based on failure to adequately allege that a pre-suit “demand” on the Board was excused and a subsequent amended complaint, Superior Court Judge Carl West sustained a second demurrer based on demand pleadings and dismissed the consolidated case with prejudice. The statutory time for filing a notice of appeal has passed and plaintiffs in the state court case have not appealed the court’s granting of the Company’s demurrer and dismissal.

     On August 23, 2006, Laborers’ International Union v. Bailey, et al., CV 06-5288, a shareholder derivative action, was filed in U.S. District Court in Los Angeles. This complaint made similar allegations of backdating of stock option grants to various senior executives at CSC and named CSC as a nominal defendant and various current and former directors and officers as individual defendants. On August 25, 2006, another derivative suit containing nearly identical allegations was filed in the same court, entitled Local Union and District Council v. Bailey, et al., CV 06-5356. The derivative complaints brought state law claims for breach of fiduciary duty and other claims, as well as a federal securities claim. A third derivative complaint, Huffman v. Honeycutt, et al., CV 06-6512, filed in the same court, also brought state and federal claims based on backdating allegations. All three federal derivative actions were ultimately consolidated into one action entitled In re CSC Shareholder Derivative Litigation, CV 06-5288, before U.S. District Judge Mariana Pfaelzer. On July 24, 2007, following the grant of an initial motion to dismiss and a subsequent amended complaint, Judge Pfaelzer granted a second motion to dismiss based on demand futility and dismissed the amended complaint with prejudice. Following an ex parte application by defendants, Judge Pfaelzer issued a corrected order dated August 9, 2007, reflecting the same ruling. Plaintiffs subsequently filed a notice of appeal to the Ninth Circuit and the Ninth Circuit then affirmed the judgment of dismissal. The time to seek further review of that decision has lapsed and the judgment is now final.

     On September 24, 2007, a stockholder made a demand to the Board of Directors to cause the Company to pursue claims against certain individuals, including current and former officers and directors of CSC, with respect to alleged stock option backdating. Action on this demand was delayed until the decision of the Ninth Circuit affirming the judgment of dismissal in the foregoing federal derivative case became final. On March 2, 2009, the stockholder made a renewed demand to the Board. On May 20, 2009, the Board formed a special committee comprised solely of independent directors not named in the stockholder demand to investigate and review the demand and recommend to the Board how to respond thereto.

     The Company and certain directors and other individuals have also been sued in a class action proceeding alleging violations of the ERISA statute related to claims of alleged backdating of stock options. On August 15, 2006, a federal ERISA class action involving allegations of backdating at CSC was filed in U.S. District Court in the Eastern District of New York entitled Quan, et al. v. CSC, et al., CV 06-3927. On September 21, 2006, a related ERISA class action was filed in the same court, entitled Gray, et al. v. CSC, et al., CV 06-5100. The complaints named as defendants CSC, the CSC Retirement and Employee Benefits Plans Committee, and various directors and officers, and alleged various violations of the ERISA statute. The two ERISA actions have been consolidated and, on February 28, 2007, plaintiffs filed an amended ERISA class action complaint. On January 8, 2008, the district court granted a motion to transfer the consolidated cases to the federal district court in Los Angeles, California. Upon arrival in the Central District of California, the two cases were consolidated before U.S. District Judge James Otero in Case No. CV 08-2398-SJO. Defendants filed a motion to dismiss and plaintiffs filed their memorandum in opposition to the motion. Plaintiffs also filed a motion for class certification, and Defendants filed their memorandum in opposition to the motion on August 11, 2008. On September 2, 2008, Judge Otero issued orders denying defendants’ motion to dismiss, and also denying plaintiffs’ motion for class certification. Defendants answered the complaint and the parties conducted discovery. On November 13, 2008, plaintiffs filed a new motion for class certification and the defendants filed a memorandum in opposition on December 8, 2008. On December 29, 2008, Judge Otero granted plaintiffs motion for class certification. On January 13, 2009, defendants filed a petition with the Ninth Circuit pursuant to Rule 23(f) of the Federal Rules, requesting that the court of appeals accept their appeal from the order granting class certification. Plaintiffs filed their opposition on January 23, 2009. The Ninth Circuit denied defendants’ request for permission to appeal on March 12, 2009. Discovery closed on April 28, 2009. Defendants and plaintiffs each filed motions for summary judgment on May 4, 2009. Reply briefs were filed on May 22, 2009. A decision is expected in late June or early July.

     On May 29, 2009, a class action lawsuit entitled Shirley Morefield vs. Computer Sciences Corporation, et al., Case # A-09-591338-C, was brought in state court in Clark County, Nevada, against certain current and former officers and directors asserting claims for declarative and injunctive relief related to alleged stock option backdating. The defendants deny these allegations but have not yet responded to the complaint.

     At this time it is not possible to make reliable estimates of the amount or range of loss that could result from any of these actions.

STOCK OWNERSHIP

     The following table provides information on Common Stock beneficially owned as of June 8, 2009, by:

  each person or group believed by the Company to own beneficially more than 5% of the outstanding Common Stock;

  each of the six executive officers named in the Summary Compensation Table on page 25 (the “Named Executive Officers”);

  each of the current directors of the Company; and

  all executive officers and directors, as a group.

     Unless otherwise indicated, each person or group has sole voting and investment power with respect to all shares beneficially owned.

Name and Address	Number of Shares
of Beneficial Owner[1]	Beneficially Owned		Percent of Class
Dodge & Cox	25,057,590	[2]	16.5	[2]
555 California Street, 40th Floor
San Francisco, California 94104
Michael W. Laphen	609,408	[3,5]		[3,4,5]
Michael J. Mancuso	2,793	[3]		[3,4]
Donald G. DeBuck	116,657	[3,6]		[3,4,6]
William L. Deckelman, Jr.	23,459	[3]		[3,4]
Randy E. Phillips	21,846	[3]		[3,4]
Nathan G. Siekierka	88,571	[3]		[3,4,7]
Irving W. Bailey, II	28,252	[8]		[4]
David J. Barram	10,600	[8]		[4]
Stephen L. Baum	20,319	[8]		[4]
Rodney F. Chase	17,040	[8]		[4]
Judith R. Haberkorn	4,500	[8]		[4]
F. Warren McFarlan	27,410	[8]		[4]
Chong Sup Park	5,200	[8]		[4]
Thomas H. Patrick	12,000	[8]		[4]
All executive officers and directors of the Company,
as a group (14 persons)	988,055	[3,7,8]		[3,4,8,9]
____________________

1.	Unless otherwise indicated, the address of each person or group is c/o Computer Sciences Corporation, 3170 Fairview Park Drive, Falls Church, Virginia 22042.

2.

This information, which is not within the direct knowledge of the Company, has been derived from a Schedule 13G filed with the SEC on February 11, 2009. Based upon information contained in the filing, Dodge & Cox has sole voting power with respect to 23,538, 590 of these shares, shared voting power with respect to 62,600 of these shares and sole dispositive power with respect to 25,057,590 of these shares.

3.

With respect to Messrs. Laphen, Mancuso, DeBuck, Deckelman, Phillips, Siekierka, and all executive officers and directors of the Company as a group, includes 511,491; 0; 100,352; 15,627; 14,476; 58,153 and 700,099 shares of Common Stock, respectively, subject to employee options which were outstanding on June 8, 2009, and currently are exercisable or which are anticipated to become exercisable within 60 days thereafter. These shares have been deemed to be outstanding in computing the Percent of Class.

With respect to Messrs. Laphen, Mancuso, DeBuck, Deckelman, Phillips, Siekierka and all executive officers and directors of the Company as a group, includes 7,273; 0; 1,394; 0; 0; 7,318 and 15,985 shares of unvested restricted stock outstanding on June 8, 2009 which are anticipated to vest within 60 days thereafter. Holders of unvested restricted stock have sole voting power, but no investment power, with respect thereto. With respect to Messrs. Laphen, Mancuso, DeBuck, Deckelman, Phillips, Siekierka and all executive officers and directors of the Company, as a group, includes 2,269; 71; 2,329; 7; 139; 950 and 5,765 shares of Common Stock, respectively, which are held for the accounts of such persons under the Company’s Matched Asset Plan and with respect to which such persons had the right, as of June 8, 2009, to give voting instructions to the Committee administering the Plan.

4.	Less than 1%.

5.	Mr. Laphen and his wife share voting and investment power with respect to 6,916 of these shares.

6.	Mr. DeBuck and his wife share voting and investment power with respect to 6,233 of these shares.

7.	Mr. Siekierka and his wife share voting and investment power with respect to 600 of these shares.

8.	With respect to Mr. Bailey, Mr. Barram, Mr. Baum, Mr. Chase, Ms. Haberkorn, Mr. McFarlan, Dr. Park, Mr. Patrick and all executive officers and directors of the Company, as a group, includes 21,252; 10,600; 18,319; 17,040; 4,500; 22,610; 5,200; 12,000; and 111,521 shares of Common Stock, respectively, which shares are subject to director RSUs that were outstanding on June 8, 2009, and which shares would, pursuant to such RSUs, be distributed to such directors if their directorships were to terminate on August 4, 2009. These shares have been deemed to be outstanding in computing the Percent of Class.

9.	The executive officers and directors, as a group, have sole voting and investment power with respect to 973,966 of these shares, shared voting and/or investment power with respect to 13,749 of these shares, and no voting or investment power with respect to 340 of these shares.

Equity Ownership Guidelines

     Under stock ownership guidelines adopted by the Board of Directors, Board members, other than the CEO, should achieve equity ownership of five times the annual retainer over a three year period. RSUs, as well as directly held shares, are taken into account for purposes of determining whether guidelines have been met. Stock ownership guidelines for the executive officers, including the CEO, are described under “Compensation Discussion and Analysis - Equity Ownership Guidelines.”

EXECUTIVE COMPENSATION

Compensation Committee Report

     The Compensation Discussion and Analysis set forth below discusses the Company’s executive compensation programs and policies. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Irving W. Bailey, II, Chair
Judith R. Haberkorn
F. Warren McFarlan
Chong Sup Park

Compensation Discussion and Analysis

     The Board of Directors and the Compensation Committee (the “Committee”) are responsible for the executive compensation program at CSC. The Committee has primary responsibility for evaluating and implementing the executive compensation program at CSC including: (i) determining the compensation package for CSC’s executive team, including the Named Executive Officers listed in the Summary Compensation Table (the “NEOs”); and (ii) recommending the CEO’s compensation package to the independent directors of the Board of Directors who retain final approval authority.

Executive Compensation Philosophy

     CSC is committed to providing its NEOs with compensation that rewards long-term performance and recognizes superior results. Executive compensation at the Company reflects a pay-for-performance philosophy. Accordingly, the mix of components in the executive compensation program places greater emphasis on “at risk” or “variable” pay that is earned only when performance during the year approaches, meets or achieves goals set at the outset of the year and less emphasis on the “fixed” components of executive compensation, such as salary, benefits and perquisites.

     In setting compensation, the Committee takes into consideration executive compensation paid by companies with whom the Company competes for talent. As a general matter, the Committee has determined that compensation at the executive level should be targeted at the 50th percentile of pay in CSC’s competitive marketplace. The Committee evaluated and determined each executive’s compensation relative to this standard.

     Consistent with its general policy of at-will employment, CSC does not enter into employment agreements with any U.S.-based executives, except its CEO.

     The Committee has retained Towers Perrin as its independent compensation consultant and advisor. The independent consultant reports directly to the Committee and regularly participates in Committee meetings. To insure the independence of the consultant in advising the Committee, the Committee must approve any other work that Towers Perrin does for the Company. For Fiscal Year 2009, Towers Perrin provided consultation services only to the Committee and did not perform any other consultative work for CSC or otherwise provide services to the Company.

Process

     Prior to the beginning of each fiscal year, the Committee reviews CSC’s executive compensation program and receives a briefing from its independent consultant and CSC’s Corporate Vice President of Human Resources which includes:

  a review of emerging issues and trends in the marketplace, the investment community and the legal and regulatory environment;

  an assessment of the impact of these trends and issues on executive compensation practices at CSC;

  a recommendation of companies to function as peer comparator companies in the upcoming annual evaluation of executive pay;

  as appropriate, recommendations for areas of potential changes to the executive compensation program in the upcoming fiscal year; and

  a review of each component of pay, and the criteria that will be used to evaluate the component during the annual compensation review.

     For Fiscal Year 2009, the Committee conducted this review in late January 2008. As a result, the Committee recommended several changes to reflect (i) the Company’s business strategy; and (ii) changing trends in executive compensation practices. Accordingly, the Committee took the following actions for Fiscal Year 2009.

(a)

The Committee reviewed the list of peer comparator companies with input from its independent consultant and decided to revise it to include more technology companies with whom CSC competes for executive talent. Accordingly, it added General Dynamics Corp., Perot Systems Corp., SAIC, Inc. and Sun Microsystems, Inc to, and removed Automatic Data Systems, Corp. and First Data Corporation from, the list. These changes increased the total number of comparator companies for Fiscal Year 2009 to 12, with eight having been in the comparator group for the past five years.

Accenture Ltd. Affiliated Computer Services, Inc. Electronic Data Systems Corp. General Dynamics Corp.	Hewlett Packard Co. IBM Corp. Lockheed Martin Corp. Northrop Grumman Corp.	Perot Systems Corp. SAIC, Inc. Sun Microsystems, Inc. Unisys Corp.

(b)	After reviewing general trends in executive pay and those in the comparator group, the Committee provided management with the following guidance for Fiscal Year 2009 executive compensation actions.

Pay Component	Guidance for Compensation Recommendations
Salary	Increase base salaries consistent with market standards

Annual Incentive Plan
  Maintain Fiscal Year 2008 annual incentive target payout percentages except for adjustments, as necessary, for selected executives to reflect increased scope of responsibility

  Reduce the number of performance criteria to focus executive performance on key financial goals consistent with the Company’s business strategy

Long-Term Incentive Plan
  Determine long-term incentive compensation based on competitive pay practices

  Add a three-year performance-vested equity grant focused on sustained growth and profitability

  Adopt stock ownership guidelines for selected executives

Post-Employment Compensation
  Add a defined contribution retirement plan with value directly linked to stock price appreciation for certain executives who are not participants in the defined benefit supplemental executive retirement plan

     The annual review process also includes an evaluation of pay levels in the competitive marketplace. The Committee reviews a study prepared by its independent consultant, Towers Perrin, and another study, commissioned by CSC management, from Hewitt Associates, both of which evaluate pay levels among CSC’s peer companies (see list of comparator companies above). Using survey data, the studies identify, for each position, a range of pay, including quartiles within the range for: (i) salary; (ii) annual incentive pay; (iii) long-term incentive pay; and (iv) total compensation.

      Based on guidance provided by the Committee in the January meeting and the analysis of competitive compensation levels, CSC management submits compensation recommendations for executives, including the NEOs other than the CEO, to the Committee in its early May meeting. The Committee: (i) reviews these recommendations; (ii) makes compensation decisions; and (iii) develops its recommendation for the CEO’s compensation package. The independent directors of the Board review the Committee’s recommendations and determine the CEO’s compensation package in the Board meeting held in the later part of May.

Elements of Compensation

     The executive compensation program at CSC is comprised of six principal elements: (i) base salary; (ii) annual incentive pay; (iii) long-term incentive pay; (iv) post-employment and executive retirement plan compensation; (v) severance benefits; and (vi) perquisites. Each component of executive compensation is described below.

1. Salary

     Salary is determined taking into account the level of responsibility assumed by the executive, performance in position during the previous fiscal year and competitive pay practices for comparable positions in the marketplace.

     Fiscal Year 2009 increases to base salary reflected these factors, as well as Company performance and the fact that most CSC executive salaries were below the 50th percentile paid by the comparator group companies. During its early May 2008 meeting, the Committee approved Fiscal Year 2009 base salary increases of 4% for each of Messrs. Phillips and Deckelman, and larger increases of 8% and 10.9% respectively for Mr. Siekierka and Mr. DeBuck. The increases for Mr. Siekierka and Mr. DeBuck reflected the significant gap between their salary levels and those of positions with equal responsibility in the comparator group. Mr. Mancuso’s salary was not considered in May 2008 as he was hired as CFO effective December 1, 2008.

     The Committee also determined that Mr. Laphen’s salary was significantly below the 50th percentile for base salary paid to CEOs of the comparator group, and that an increase was appropriate. During the late May 2008 full Board meeting, the Committee recommended to the Board, and the independent directors of the Board approved, a 5% salary increase for Mr. Laphen.

2. Annual Incentive Compensation

     CSC’s annual incentive plan, the Annual Management Incentive Plan (the “AMIP”), is a variable form of pay which rewards executives only if financial results achieved at the end of the year reach certain minimum threshold levels relative to financial goals established at the outset of the fiscal year. Awards earned under the AMIP are payable in cash.

     The Committee: (i) sets the annual incentive target percentage for each participant; (ii) approves the financial measures and target performance levels for the AMIP at the outset of the fiscal year; and (iii) approves the financial results and associated AMIP payout for each NEO at the end of the year.

     Calculation of the AMIP payout for each financial measure is determined using two graduated schedules. These schedules provide reduced payouts for results that fall below target performance levels, down to a threshold level. No payouts are earned for performance results below the threshold level. Similarly, increased payouts are provided, up to a maximum, if results exceed target performance levels. Threshold, on-target and maximum payout percentages are indicated below.

	EARNINGS PER SHARE		ALL OTHER MEASURES
	Achievement[1]	Payout[2]	Achievement[1]	Payout[2]
Maximum	≥108.4%	150.0%	≥120.0%	150.0%
On-Target	100.0%	100.0%	100.0%	100.0%
Threshold	87.6%	50.0%	75.0%	50.0%
Below Threshold	< 87.6%	0.0%	< 75.0%	0.0%
____________________

1.	Percentage of target performance
2.	Percentage of target payout

     Actual payouts are determined by extrapolating between multiple achievement/payout points interspersed between the points listed in the table above.

     The table below sets forth the four financial measures comprising the Fiscal Year 2009 AMIP for the NEOs, as well as the purpose and relative weight of each in determining AMIP compensation at fiscal year end.

Financial
Measures	Description	Weight	Purpose
Revenue	Revenue targets require sustaining and growing current business as well as capturing new business.	30%	Primary measure of growth

Operating Income (“OI”)	OI targets challenge executives to manage costs effectively while delivering service commitments.	30%	Key component of profitability

Earnings Per Share (“EPS”)	EPS targets direct executives to look beyond their area of responsibility to realize opportunities for synergy and collaboration that support corporate goals.	20%	Primary measure of Company-wide performance

Days Sales Outstanding (“DSO”)	DSO targets challenge executives to contribute to reduced working capital investments by managing accounts receivable.	20%	Key component of capital affecting ROI

     Fiscal Year 2009 AMIP goals and performance results are presented in the table below.

FISCAL YEAR 2009 AMIP GOALS AND PERFORMANCE RESULTS

			Goal	Performance
			(millions except	(millions except	Achievement	Payout
Financial Measurement		Weight	per share data)	per share data)%		%
Revenue		30%	$17,652.8	$16,739.9	94.8%	89.6%
Operating Income		30%	$1,503.5	$1,381.8[1]	91.9%	83.8%
Earnings Per Share		20%	$4.30	$7.31	170.0%	150.0%
Days Sales Outstanding		20%	71	67[2]	105.6%	100.0%
	Total	100%		Weighted Average Total		102.0%
____________________

1.

Consists of income before corporate General and Administrative expense, minority interest expense, earnings from equity method investments, interest expense and income, goodwill impairment and other income expense.

2.

Consists of the twelve month average of the monthly DSOs where each monthly DSO is calculated as the total accounts receivables balance at the end of the month excluding other receivables, reduced by Value Added Tax (VAT) receivable and deferred income, divided by the revenue per day over the last three months.

     The following annual incentive compensation awards for each NEO approved by the Compensation Committee and by the independent directors of the Board for Mr. Laphen, are based on the weighted average payout percentage from the table above.

FISCAL YEAR 2009 ANNUAL INCENTIVE COMPENSATION

	TARGET		PAYOUT
	Percent		Percent
	(of Salary)	Amount	(of Salary)	Amount
Michael W. Laphen	200%	$2,100,000	204.0%	$2,142,400
Michael J. Mancuso[1]	100%	$585,000	102.0%	$198,900
Donald G. DeBuck	70%	$234,500	71.4%	$239,200
William L. Deckelman, Jr.	100%	$494,000	102.0%	$504,000
Randy E. Phillips	100%	$416,000	102.0%	$424,400
Nathan G. Siekierka	100%	$370,400	102.0%	$377,900
____________________

1.	Mr. Mancuso became Chief Financial Officer on December 1, 2008. Payout has been prorated for the number of full months of employment.

3. Long-Term Incentive Compensation

     The long-term incentive component of CSC’s executive compensation program is designed to balance short term risk taking by rewarding executives for sustained increases in stockholder value. In addition, the vesting feature of long-term compensation creates a significant retention incentive for executives. Long-term incentive awards are granted under our various equity incentive plans, which have been approved by the Company’s stockholders, and in accordance with our Equity Grant Policy.

     Changes for Fiscal Year 2009. In prior years, long-term incentive compensation consisted of equity awards consisting of (i) stock options and (ii) restricted stock and most recently service-based RSUs. In Fiscal Year 2009, the Committee adopted a new long-term incentive program for CSC executives, including the NEOs, for awards beginning in Fiscal Year 2009. Under this program, a target number of RSUs, called “Performance Shares” are awarded to eligible executives. Performance Shares vest at the end of a three-year performance period. The number of shares which will release at the end of the performance period range from zero to two times the target number of shares based on achievement of performance targets established at the outset of the performance period. The Committee implemented this program to encourage a long-term high performance culture at CSC. In addition, the Committee recognized that performance share programs were an increasing trend in long-term compensation practices among the Company’s peers and leading U.S. companies.

     For Fiscal Year 2009 the Committee discontinued the practice of determining the size of each year’s long- term incentive grants based on the number of shares granted in the previous year. Instead, in consultation with its independent consultant, the Committee decided to adopt a value-based method of determining long-term incentive pay, an emerging trend among the comparator companies. In making this decision, the Committee considered that a value-based approach provides the Committee with a more precise way of determining how CSC’s equity compensation practices compare to the market than that provided by comparing absolute share awards.

     Fiscal Year 2009 Awards. The long-term incentive grants made in Fiscal Year 2009 are designed to: (i) create a reward opportunity directly linked to shareholder value through stock price performance; (ii) deliver the value over a multi-year period; (iii) in the case of the Performance Shares, further leverage the alignment with stockholders by increasing the number of shares delivered if results exceed performance targets at the end of the performance period and (iv) provide retention value for the Company. The long-term incentive components of the CSC executive compensation program consists of stock option grants, service-vested RSU grants and Performance Share grants.

  stock option grants become exercisable or “vest” at the rate of one-third of the total grant on each of the first three anniversaries of the date of grant.

  service-vested RSU grants vest 100% on the third anniversary of the grant date (assuming continued employment) and are payable in stock. Also delivered are any dividends paid with respect to each vested share between the grant date and the vesting date.

  Performance Shares vest at the end of a three-year performance period. The number of shares which vest range from zero to two times the number of target shares based on results relative to the performance targets established at the outset of the period.

     The Committee decided to divide the aggregate value of long-term incentive compensation between the three forms of pay with 35% of the aggregate value granted as stock options, 35% as service-vested RSUs and 30% as, Performance Shares, except for Mr. Laphen and Mr. Mancuso who have 30% of the aggregate value granted as stock options, 30% as service-vested RSUs and 40% as Performance Shares.

     The Committee adopted a three-year target compound annual growth rate for revenue of 7% and three-year average ROIC of 10% as the financial goals for the Performance Shares. Revenue was chosen as a target metric to focus executives on growing CSC’s share of the IT services market. ROIC was chosen to encourage profitable and quality growth. The number of shares which vest ranges from zero when the revenue factor drops to 4% and the ROIC factor drops to 8.5% to 200% of the target number of shares when the revenue factor reaches 10% and the ROIC factor reaches 11.5%.

     One-Time Award. At the end of Fiscal Year 2009, the Committee determined that due to the global financial dislocation occurring during the fiscal year and the resulting unfavorable and unpredictable market conditions affecting global companies generally, including the Company and its customers, the revenue targets established for the Fiscal Year 2009 grant of Performance Shares were unachievable. It was clear that no release of shares could realistically occur at the end of the three-year performance period. Therefore, in May 2009, the Committee determined to cancel the award of Performance Shares and to replace the canceled grant with a new Performance Share award having a two-year performance period commencing in Fiscal Year 2010 (the “One-Time Award”).

     The Committee considered which metrics were appropriate for measuring performance under the One-Time Award and determined that the metrics of the One-Time Award should encourage increasing market share over the long term. Therefore, the Committee decided that the original metrics of revenue and ROIC should be retained. However, the revenue factor was redesigned to measure CSC’s revenue performance against the revenue performance of an index of 31 companies1 that compete with the Company in the commercial and public sector markets. Under the One-Time Award, the number of shares which vest range from zero if revenue underperforms the index by 3% and ROIC drops to 8.5% to two times the number of target shares if revenue exceeds the index by 3% and ROIC reaches 11.5%.

     The Committee considered a number of factors in its decision to cancel the Performance Award and issue the One-Time Award. First, the Committee noted that the purpose of the original Performance Share award was to motivate and retain executives, and that due to the extreme distress in the global economy and factors out of the control of the Company or management, the award was not realistically achievable, and therefore the award had failed in its essential purpose. Second, the Committee considered that the original award design did not reflect the best approach to measure market growth and performance in this current difficult market environment. The use of an index to measure revenue was, in the Committee’s view, a more appropriate way to drive and measure long-term market share growth in an environment of market volatility and difficult market conditions. Third, the Committee believed that the target levels of performance for the One-Time Award are generally difficult to achieve, and the likelihood of attaining these goals is not assured. For example, for a recipient to receive a payout of the target number of shares awarded the Company would be required to achieve 10% ROIC and reach revenue levels that exceed the revenue performance of the index of companies by one percent. Fourth, the award is not retroactive, and performance during Fiscal Year 2009 is not taken into account for purposes of the One-Time Award. Instead, the One-Time Award will permit executives to achieve roughly two-thirds of the value of the canceled award if target performance is met.

4. Post-Employment Compensation

     The NEO’s are eligible to participate in three post-employment compensation plans offered widely to Company employees, each of which is described below.

  The broad-based Employee Pension Plan is an ERISA qualified, voluntary and contributory career average defined benefit plan which offers post retirement income based on a combination of employee and company contributions. Additional details regarding this plan can be found on page 33.

  The broad-based CSC Matched Asset Plan (“MAP”) is an ERISA qualified, voluntary and defined contribution 401(k) plan with company match on a portion of employee contributions and directed investment alternatives.

  The unfunded CSC Deferred Compensation Plan, offered to approximately 650 executives each year, allows participants to defer receipt of annual incentive compensation, in some cases salary. Additional details regarding this plan can be found on page 34.
____________________

1.	The index consists of companies with which we compete for business in the public sector and in the commercial sector. The commercial sector companies are Accenture Ltd., Affiliated Computer Services, Inc., Automatic Data Processing, Inc., ATOS Origin, Cap Gemini, CGI Group, Inc., Cognizant Technology Solutions Corp., Convergys Corporation, Deutsche TeleKom-T-Systems, HP Services (EDS), IBM Global Services, Perot Systems Corp., Siemens IT Services, Syntel Inc, TCS, Unisys-Services and Wipro Ltd. The public sector companies are: Boeing - Global Services, CACI International Inc., Dynamics Research Corp, General Dynamics Corp., L-3 Communications Holdings Inc., Lockheed Martin – IS&S, ManTech International, MAXIMUS, Inc., NCI, Inc., Northrop Grumman – IS, Raytheon – ISS, SAIC, Inc., SRA International Inc, and Stanley, Inc.

     The NEOs are also able to participate in one of two unqualified retirement plans:

  The Supplemental Executive Retirement Plan (“SERP”) and the Excess Plan are unfunded defined benefit plans which the Board closed to new participants as of October 28, 2007. Of the NEOs, only Mr. Laphen and Mr. Siekierka are participants in these plans. Additional details regarding the SERP and the Excess Plan can be found on page 33.

  Career RSU (“Career Shares”) grants for certain line and corporate executives who are not participants in SERP and the Excess Plan, including Messrs. DeBuck, Deckelman and Phillips, each of whom received a Career Share grant in Fiscal Year 2009. Mr. Mancuso, who joined CSC in December 2008, has been approved for a Career Share grant in Fiscal Year 2010. Based on a detailed analysis of internal equity and executive retirement plans at comparator companies provided by the independent consultant, the Committee determined the value of these Career Share grants to be set at 25% of salary and annual incentive compensation. Additional details regarding the Fiscal Year 2009 Career Share grants can be found on page 27.

5. Severance and Change in Control Compensation

     Except as provided in the following paragraphs, CSC does not have a severance policy for either the wider population of employees or its executives, including the NEOs. It does, however, under certain circumstances, provide pay-in-lieu of notice of up to eight weeks, depending on the employee’s length of service, when an employee is terminated without cause.

     After a careful review of practices among comparator companies and competitive CEO practices generally in effect in August 2007, the Board of Directors included severance in Mr. Laphen’s employment agreement. Additional details are provided on page 41. This severance feature only applies to terminations absent a change in control; these payments do not apply if Mr. Laphen becomes eligible for payments under the Company’s Severance Plan for Senior Management and Key Employees (the “Severance Plan”) in the event of a change in control.

     CSC maintains the Severance Plan for a select group of executives, including each of the NEOs, that provides reasonable income and benefits continuity protection to the executive for the limited case in which the employment of an NEO is terminated without cause or for good reason during a specified window of time following the change in control. The Severance Plan is intended to preserve executive productivity and encourage retention in an actual or potential change in control of the Company. We believe the importance of these benefits increases with the position and level of responsibility of the executive.

     Generally, no benefit is paid under the Severance Plan unless an executive’s employment is terminated without cause or for good reason during a specified period following a change of control. The payments and benefits under the Severance Plan and the incremental increase in payments and benefits from other plans that accelerate upon a change in control, such as RSU and stock option grants and SERP and the Excess Plan, potentially subject executives to an excise tax on excess parachute payments under the Internal Revenue Code. Mr. Laphen, Mr. DeBuck and Mr. Siekierka, are entitled to an excise tax “gross up” under the Plan. This gross up feature has been recently eliminated for new participants in the Plan, including Messrs. Deckelman, Mancuso and Phillips. Additional details regarding the Severance Plan can be found on page 35.

Equity Ownership Guidelines

     The Committee has adopted equity ownership guidelines for senior level executives, including the NEOs. Under the guidelines, equity ownership to be achieved over a five-year period is as follows: CEO, 600% of salary; CFO, 250% of salary, and corporate vice president, 200% of salary. RSUs, shares held in the MAP, Career Shares and Performance Shares, as well as directly held shares, are taken into account for purposes of determining whether guidelines have been met.

Tax Deductibility of Compensation

     AMIP awards, stock option compensation and Performance Shares are designed to qualify as “performance-based compensation” under Internal Revenue Code Section 162(m) and the Company’s stockholder approved equity incentive plans.

Other Tax Matters

     During Fiscal Year 2009, the Committee continued to monitor regulatory developments relating to Section 409A of the Internal Revenue Code, which imposes limitations and conditions on nonqualified deferred compensation plans and arrangements. CSC has amended its compensation plans and arrangements to address these new rules.

Perquisites

     CSC provides a limited number of perquisites that it believes support performance of executive level responsibilities and maximize the productive use of executive time. These limited non-cash executive benefits provide executives with conveniences in consideration of the significant time commitment required to manage successfully the assets and operations of the business. Details of Fiscal Year 2009 compensation derived from perquisites are provided in the notes to the “All Other Compensation” column (Column (h)) in the Summary Compensation Table on page 26 below.

Summary Compensation Table

     The following table provides information on the compensation of the Named Executive Officers in the Fiscal Years ended April 3, 2009, March 28, 2008 and March 30, 2007.

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
		Salary[2]	Awards[3]	Awards[4]	Compensation[5]	Earnings[6]	Compensation[7]	Total
Name & Principal Position[1]	Year	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Michael W. Laphen	2009	1,057,692	2,036,276	2,439,120	2,142,400	—	150,438	7,825,926
Chairman, President	2008	962,348	1,495,265	1,644,724	1,966,100	2,506,412	160,461	8,735,310
and Chief Executive	2007	711,725	1,040,207	816,823	1,077,400	466,500	423,362	4,536,017
Officer

Michael J. Mancuso	2009	202,500	36,912	37,284	198,900	—	4,863	480,459
Vice President and
Chief Financial Officer

Donald G. DeBuck	2009	333,192	444,038	311,317	239,200	1,825	191,738	1,521,310
Vice President and	2008	272,717	263,011	233,095	188,800	29,868	25,573	1,013,064
Controller;	2007	258,200	191,535	185,083	182,400	30,858	17,886	865,962
Former Chief Financial
Officer (Acting)

William L. Deckelman, Jr.	2009	498,750	215,908	259,875	504,000	29,437	528,358	2,036,328
Vice President,
General Counsel &
Secretary

Randy E. Phillips	2009	420,000	200,680	216,195	424,400	25,932	850,257	2,137,464
Vice President,
Corporate Development

Nathan G. Siekierka	2009	370,673	312,862	239,388	377,900	262,230	128,366	1,691,419
Vice President,
Human Resources
____________________

1.	Mr. Laphen was elected Chief Executive Officer effective May 22, 2007, and was elected Chairman effective as of the close of the Annual Meeting on July 30, 2007. He served as President throughout Fiscal Years 2007, 2008 and 2009, and continues to serve in all three roles.

Mr. Mancuso was elected Vice President and Chief Financial Officer effective December 1, 2008. Mr. DeBuck was elected Chief Financial Officer effective January 31, 2008 and served until December 1, 2009. He served as Vice President and Controller throughout Fiscal Years 2007, 2008 and 2009, and continues to serve in that role.

2.	The amounts shown in Column (c) reflect all salary earned during the fiscal year, whether or not payment was deferred pursuant to the Deferred Compensation Plan.

3.	The amounts shown in Column (d) reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R for restricted stock and RSUs, including those granted in previous fiscal years as all or part of an AMIP award. The practice of granting equity as all or part of an AMIP award was discontinued after payment of the Fiscal Year 2006 AMIP award.

Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions made in the valuation of restricted stock and RSUs, reference is made to the section of Note 1 of the Company’s 2009 Annual Report filed on Form 10-K providing details of the Company’s adoption of FAS 123R. None of the Named Executive Officers forfeited shares of restricted stock or RSUs during Fiscal Year 2009.

4.	The amounts shown in Column (e) reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R for stock options, including those granted in previous fiscal years as all or part of an AMIP award. The practice of granting equity as all or part of an AMIP award was discontinued after payment of the Fiscal Year 2006 AMIP Award.

Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions made in the valuation of stock options, reference is made to the section of Note 1 of the Company’s 2009 Annual Report filed on Form 10-K providing details of the Company’s adoption of FAS 123R. None of the Named Executive Officers forfeited stock options during Fiscal Year 2009.

5.	The amounts shown in Column (f) reflect all amounts earned during the fiscal year under the Annual Management Incentive Plan, whether or not payment was deferred pursuant to the Deferred Compensation Plan.

6.	The amounts shown in Column (g) for Fiscal Year 2009 year reflect the sum of (i) the aggregate annual change in the actuarial present value of the Named Executive Officer’s accumulated benefit under the Pension Plan, SERP and the Excess Plan plus (ii) the Named Executive Officer’s above market or preferential earnings during the fiscal year under the Deferred Compensation Plan, as follows:

	Annual Increase in	Annual Increase in		Annual Increase in		Preferential Earnings
	Accumulated Benefit	Accumulated Benefit		Accumulated Benefit		Under Deferred
	Under Pension Plan	Under SERP		Under Excess Plan		Compensation Plan
Name	at April 3, 2009	at April 3, 2009		at April 3, 2009		During Fiscal Year 2009		Total
Michael W. Laphen	$(2,224)		$(591,873)		$136,683	$	NA		$(457,414)
Michael J. Mancuso	$ NA	$	NA	$	NA	$	NA	$	NA
Donald G. DeBuck	$(17,167)	$	NA	$	NA		$18,992		$1,825
William L. Deckelman, Jr.	$29,437	$	NA	$	NA	$	NA		$29,437
Randy E. Phillips	$25,932	$	NA	$	NA	$	NA		$25,932
Nathan G. Siekierka	$10,521		$221,030		$17,448		$13,231		$262,230

7.	The Company provides the following perquisites and other personal benefits, or property, to certain senior executive officers, including the Named Executive Officers: personal use of Company aircraft, financial planning assistance, relocation, tax reimbursement on financial planning assistance and relocation, security, club dues, automobile, and in-office meals. In addition, the Company provides to the Named Executive Officers, matching contributions to the Company’s defined contribution plan and premiums for life insurance policies for the benefit of the Named Executive Officers, none of whom has, or will receive or has been allocated, an interest in any cash surrender value under these policies. Column (h) includes the total dollar amount of all other compensation, perquisites and other property paid to the Named Executive Officers. The incremental cost of each perquisite representing more than 10% of the value of all of an executive’s perquisites or, if greater, more than $25,000 and the amount of any payments for tax reimbursements, matching contributions to the defined contribution plan and life insurance premiums paid for each Named Executive Officer in Fiscal Year 2009 are set forth below.

Amounts paid in Fiscal Year 2009, valued on the basis of the aggregate incremental cost to the Company and included in Column (h), include the following for each of the Named Executive Officers. Mr. Laphen: personal use of aircraft, $94,062; tax reimbursement for financial planning assistance, $5,822; matching contribution to the defined contribution plan, $3,635; and life insurance premiums, $1,914. Mr. Mancuso: matching contribution to the defined contribution plan, $1,350; and life insurance premiums, $436. Mr. DeBuck: relocation, $133,656; tax reimbursements for relocation, $37,380; matching contribution to the defined contribution plan, $3,732; and life insurance premiums, $627. Mr. Deckelman: relocation, $390,494; tax reimbursements for financial planning assistance and relocation, $106,332; matching contribution to the defined contribution plan, $4,198; and life insurance premiums, $937. Mr. Phillips: automobile, $26,953; relocation, $614,238; tax reimbursements for financial planning assistance and relocation, $189,070; matching contribution to the defined contribution plan, $3,535; and life insurance premiums, $789. Mr. Siekierka: relocation, $74,188; tax reimbursements for financial planning assistance and relocation, $22,168 ; matching contribution to the defined contribution plan, $3,736; and life insurance premiums, $696.

Grants of Plan-Based Awards

     The following table provides information on AMIP awards, RSUs and stock options granted to the Named Executive Officers in the Fiscal Year ended April 3, 2009.

									All Other	All Other		Grant
									Stock	Option		Date
									Awards;	Awards;	Exercise	Fair
									Number	Number of	or Base	Value of
			Estimated Future Payouts Under			Estimated Future Payouts Under			of Shares	Securities	Price of	Stock and
			Non-Equity Incentive Plan Awards[1]			Equity Incentive Plan Awards[2]			of Stock	Underlying	Option	Option
	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units[2,3]	Options	Awards	Awards[2]
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Michael W. Laphen
AMIP			1,050,000	2,100,000	3,150,000
RSUs - Service	5/27/2008	5/20/2008							43,538			2,116,382
RSUs - Performance	5/27/2008	5/20/2008				5,805	58,051	116,102	58,051			2,821,859
Stock Option	5/27/2008	5/20/2008								119,582	48.61	2,181,654
Michael J. Mancuso
AMIP			292,500	585,000	877,500
RSUs - Service	1/15/2009	11/12/2008							14,135			518,189
RSUs - Performance	1/15/2009	11/12/2008				1,470	14,699	29,398	18,847			690,931
Stock Option	1/15/2009	11/12/2008								32,091	36.66	523,404
Donald G. DeBuck
AMIP			117,250	234,500	351,750
RSUs - Service	5/27/2008	5/19/2008							5,402			262,591
RSUs - Performance	5/27/2008	5/19/2008				463	4,630	9,260	4,630			225,064
RSUs - Career Shares	9/15/2008	8/21/2008							2,467			108,055
Stock Option	5/27/2008	5/19/2008								14,837	48.61	270,686
William L. Deckelman, Jr.
AMIP			247,000	494,000	741,000
RSUs - Service	5/27/2008	5/19/2008							7,966			387,227
RSUs - Performance	5/27/2008	5/19/2008				683	6,828	13,656	6,828			331,909
RSUs - Career Shares	5/27/2008	5/19/2008							1,024			49,777
Stock Option										21,879	48.61	399,160
Randy J. Phillips
AMIP			208,000	416,000	624,000
RSUs - Service	5/27/2008	5/19/2008							6,708			326,076
RSUs - Performance	5/27/2008	5/19/2008				575	5,750	11,500	5,750			279,508
RSUs - Career Shares	5/27/2008	5/19/2008							1,504			73,109
Stock Option										18,425	48.61	336,146
Nathan J. Siekierka
AMIP			185,200	370,400	555,600
RSUs - Service	5/27/2008	5/19/2008							5,973			290,348
RSUs - Performance	5/27/2008	5/19/2008				512	5,120	10,240	5,120			248,883
Stock Option	5/27/2008	5/19/2008								16,405	48.61	299,293
____________________

1.	The amounts shown in Columns (d), (e) and (f) reflect the threshold, target and maximum amounts which could be earned under the AMIP for Fiscal Year 2009. Actual amounts earned for Fiscal Year 2009 are set forth in the “Non-Equity Incentive Plan Compensation” column (Column (f)) of the Summary Compensation Table above.

2.	RSUs-Performance granted in Fiscal Year 2009 were cancelled in May 2009. See “Compensation Discussion and Analysis - 3. Long-Term Incentive Compensation - One-Time Award.” The amounts shown in Columns (g), (h) and (i) reflect the threshold, target and maximum amounts which could have been earned under the RSUs-Performance granted in Fiscal Year 2009 had they not been cancelled.

3.	Career Share RSUs vest upon retirement at age 65, or age 55 with 10 years of service, or as otherwise determined by the Compensation Committee. They are released as shares of CSC stock at the rate of 10% of the shares granted on each of the first ten anniversaries of the retirement date.

Outstanding Equity Awards at Fiscal Year End

     The following table provides information on unexercised stock options, and unvested RSUs and restricted stock held by the Named Executive Officers on April 3, 2009. Shaded awards represent stock options, RSUs and restricted stock granted as all or part of an AMIP award. The practice of granting equity as all or part of an AMIP award was discontinued after payment of the Fiscal Year 2006 AMIP award. Performance Shares listed in Column (h) were cancelled in May 2009.

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
							Incentive	Market or
							Plan Awards:	Payout Value
	Number of	Number of			Number of		Number of	of Unearned
	Securities	Securities			Shares or	Market Value	Shares, Units	Shares, Units
	Underlying	Underlying			Units of	of Shares or	or Other	or Other
	Unexercised	Unexercised	Option		Stock	Units of Stock	Rights That	Rights That
	Options	Options	Exercise	Option	That Have	That Have	Have not	Have Not
	(#)	(#)	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Michael W. Laphen		119,582 [1]	48.61	5/27/2018
	41,667	83,333 [2]	55.23	6/18/2017
		100,000 [3]	55.15	6/15/2017
	46,667	23,333 [4]	55.35	5/22/2016
	60,000		44.30	5/23/2015
	50,000		39.04	5/12/2014
	50,000		32.41	4/01/2013
	20,000		29.35	11/11/2012
	51,265		45.61	6/13/2012
	35,000		34.90	4/25/2011
	35,000		46.90	6/30/2010
	15,000		46.90	5/03/2010
	20,000		58.06	5/10/2009
	2,031		8.29	5/05/2013
					9,497 [4]	381,305
							58,051 [5]	2,330,748
					43,538 [6]	1,748,051
					45,455 [7]	1,825,018
					25,455 [8]	1,022,018
					14,546 [9]	584,022
					11,111 [10]	446,107
Michael J. Mancuso		32,091 [11]	36.66	1/15/2019
							18,847 [5]	756,707
					14,135 [12]	567,520

	Option Awards				Stock Awards
									Equity
									Incentive
								Equity	Plan Awards:
								Incentive	Market or
								Plan Awards:	Payout Value
	Number of	Number of			Number of			Number of	of Unearned
	Securities	Securities			Shares or		Market Value	Shares, Units	Shares, Units
	Underlying	Underlying			Units of		of Shares or	or Other	or Other
	Unexercised	Unexercised	Option		Stock		Units of Stock	Rights That	Rights That
	Options	Options	Exercise	Option	That Have		That Have	Have not	Have Not
	(#)	(#)	Price	Expiration	Not Vested		Not Vested	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)		($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)
Donald G. DeBuck		14,837 [1]	48.61	5/27/2018
	5,834	11,666 [2]	55.23	6/18/2017
	11,667	5,833 [4]	55.35	5/22/2016
	11,500		44.30	5/23/2015
	10,000		39.04	5/12/2014
	10,000		33.16	5/5/2013
	5,000		29.35	11/11/2012
	20,000		45.61	6/13/2012
	5,000		34.90	4/25/2011
	4,000		46.90	5/3/2010
	4,000		58.06	5/10/2009
	403		8.29	5/5/2013
	336		11.40	6/13/2012
					1,608	[4]	64,561
								4,630 [5]	185,895
					5,402	[6]	216,890
					6,364	[7]	255,515
					6,364	[8]	255,515
					2,788	[9]	111,938
					2,222	[10]	89,213
					2,467	[13]	99,050
					10,941	[14]	439,281
William L. Deckelman, Jr.		21,879 [1]	48.61	5/27/2018
	8,334	16,666 [15]	44.91	2/15/2018
								6,828 [5]	274,144
					7,966	[6]	319,835
					1,024	[16]	41,114
					11,133	[17]	446,990
Randy E. Phillips		18,425 [1]	48.61	5/27/2018
	8,334	16,666 [18]	39.11	1/15/2018
								5,750 [5]	230,863
					6,708	[6]	269,326
					1,504	[19]	60,386
					12,784	[20]	513,278

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
							Incentive	Market or
							Plan Awards:	Payout Value
	Number of	Number of			Number of		Number of	of Unearned
	Securities	Securities			Shares or	Market Value	Shares, Units	Shares, Units
	Underlying	Underlying			Units of	of Shares or	or Other	or Other
	Unexercised	Unexercised	Option		Stock	Units of Stock	Rights That	Rights That
	Options	Options	Exercise	Option	That Have	That Have	Have not	Have Not
	(#)	(#)	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Nathan G. Siekierka		16,405 [1]	48.61	5/27/2018
	4,167	8,333 [2]	55.23	6/18/2017
	6,667	3,333 [4]	55.35	5/22/2016
	5,175		44.30	5/23/2015
	5,175		39.04	5/12/2014
	834		33.16	5/5/2013
	1,666		38.51	5/5/2013
	833		34.74	11/11/2012
	1,667		29.35	11/11/2012
	5,000		45.61	6/13/2012
	9,000		34.90	4/25/2011
	5,000		46.90	5/3/2010
					1,782 [4]	71,547
							5,120 [5]	202,568
					5,973 [6]	239,816
					4,546 [7]	182,522
					3,637 [8]	146,026
					7,318 [21]	293,818
____________________

1.	One-third of this amount vests on each of May 27, 2009, May 27, 2010 and May 27, 2011.

2.	One-half of this amount vests on each of June 18, 2009 and June 18, 2010.

3.	One-third of this amount vests on each of June 15, 2011, June 15, 2012 and June 15, 2013.

4.	All of this amount vests on May 22, 2009.

5.	This grant has been cancelled and replaced as discussed on page 22.

6.	All of this amount vests on May 27, 2011.

7.	One-third of this amount vests on each of June 18, 2010, June 18, 2011 and June 18, 2012.

8.	One-third of this amount vests on each of May 22, 2009, May 22, 2010 and May 22, 2011.

9.	One-half of this amount vests on May 23, 2009 and May 23, 2010.

10.	All of this amount vests on May 12, 2009.

11.	One-third of this amount vests on each of January 15, 2010, January 15, 2011 and January 15, 2012.

12.	All of this amount vests on January 15, 2012.

13.	All of this amount vests on September 7, 2012.

14.	One-third of this amount vests on each of March 17, 2011, March 17, 2012 and March 17, 2013.

15.	One-half of this amount vests on February 15, 2010 and February 15, 2011.

16.	All of this amount vests on January 14, 2018.

17.	One-third of this amount vests on each of February 15, 2011, February 15, 2012 and February 15, 2013.

18.	One-half of this amount vests on January 15, 2010 and January 15, 2011.

19.	All of this amount vests on December 3, 2017.

20.	One-third of this amount vests on each of January 15, 2011, January 15, 2012 and January 15, 2013.

21.	One-half of this amount vests on September 19, 2009 and September 19, 2010.

Option Exercises and Stock Vested

     The following table provides information on stock options held by the Named Executive Officers that were exercised and RSUs and restricted stock held by the Named Executive Officers that vested, during the Fiscal Year ended April 3, 2009.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Michael W. Laphen	—	—	38,166	1,766,759
Michael J. Mancuso	—	—	—	—
Donald G. DeBuck	—	—	5,619	268,594
William L. Deckelman, Jr.	—	—	—	—
Randy E. Phillips	—	—	—	—
Nathan G. Siekierka	—	—	5,441	245,151
	—	—	—	—

     The table above includes stock options, RSUs and restricted stock granted as all or part of an AMIP award in prior fiscal years. The practice of granting equity as all or part of an AMIP award was discontinued after payment of the Fiscal Year 2006 AMIP award.

Pension Benefits

     In addition to a tax-qualified Pension Plan, the Company has a supplemental executive retirement plan that contains an excess benefit plan feature (the “SERP and the “Excess Plan”, respectively). Each of the Named Executive Officers, other than Messrs. Mancuso, DeBuck, Deckelman, and Phillips, participate in the SERP and the Excess Plan.

     The following table provides information on the actuarial value of each Named Executive Officer’s accumulated benefit under the Pension Plan, the SERP and the Excess Plan as of April 3, 2009, as applicable, determined using the assumptions set forth in Note 11 of the Company’s 2009 Annual Report filed on Form 10-K.

		Number of Years	Present Value of	Payments During
		Credited Service[1]	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Michael W. Laphen	Pension Plan	19	781,297	—
	SERP	32	5,655,177	—
	Excess Plan	10	310,320	—
Michael J. Mancuso	Pension Plan	NA	NA	NA
	SERP	NA	NA	NA
	Excess Plan	NA	NA	NA
Donald G. DeBuck	Pension Plan	24	253,008	—
	SERP	NA	NA	NA
	Excess Plan	NA	NA	NA
William L. Deckelman, Jr.	Pension Plan	1	29,437	—
	SERP	NA	NA	NA
	Excess Plan	NA	NA	NA
Randy E. Phillips	Pension Plan	1	27,375	—
	SERP	NA	NA	NA
	Excess Plan	NA	NA	NA
Nathan G. Siekierka	Pension Plan	16	461,764	—
	SERP	35	2,001,100	—
	Excess Plan	3	35,360	—
____________________

1.	The Number of Years Credited Service for each of the Named Executive Officers under the plans does not exceed such officer’s total years of service with the Company and its affiliates. The Number of Years Credited Service has the following meanings for the different plans above. For the Pension Plan, the Number of Years Credited Service means all years of service except for years for which any required employee contributions were not made. For the SERP, Years of Credited Service means all years of service with the Company and with any affiliates. For the Excess Plan, the Years of Credited Service means the number of years since the executive’s entry into a predecessor supplemental executive retirement plan, which the Excess Plan replaced.

     Pension Plan. The Pension Plan is a contributory, career average defined benefit plan. The Pension Plan generally provides for annual retirement benefits, calculated on a single life annuity basis, equal to 2.25% of the participant’s base salary during all years of participation. The Pension Plan was “frozen” for most participants, including all NEOs, effective July 10, 2009 and no new accruals will be occurring after that date.

     Pursuant to Internal Revenue Code requirements, the maximum benefits payable under the Pension Plan and the maximum base salary used to compute Pension Plan benefits are limited each year. For calendar year 2009, the maximum annual benefit is $195,000 and the maximum base salary is $245,000. To the extent that an additional benefit that would be payable under the Pension Plan absent these limitations (the “Excess Benefit”) is not paid under the Pension Plan, that Excess Benefit is paid under the Excess Plan to persons who participate in those Plans. However, compensation for periods of time prior to the earlier of the executive’s date of first participation in the Excess Plan is disregarded and not taken into account. Normal retirement under the Pension Plan is age 65 or older, and there is a 6% reduction in benefits for each year by which a participant’s age at retirement is less than 65.

     SERP. The SERP is an unfunded plan which provides a retirement benefit to a participant for his or her lifetime in an annual amount equal to 50% of the participant’s average cash compensation for the highest three (of the last five) fiscal years (“highest three fiscal years”) for which a bonus has been determined, less 100% of the amount of Company-provided defined benefit plan benefits. For purposes of this calculation:

(i)	“Average cash compensation” means the sum of (a) the average base salary earned during the highest three fiscal years, plus (b) the lesser of (1) the average bonus earned during the highest three fiscal years or (2) 100% of the average base salary rate on the last day of each of the highest three fiscal years.

(ii)	“Company-provided defined benefits” means the aggregate amount the participant is entitled to receive on a periodic basis, for life, from governmental or private pension or defined benefit pension plans or similar vehicles, but only to the extent attributable to contributions or funding by the Company. This amount is generally equal to the sum of (a) 50% of the amount of primary Social Security benefits payable at the time of determination, (b) the amount of the Pension Plan benefits attributable to Company funding, and (c) 100% of Excess Plan benefits.

     As indicated above, the SERP benefit is subject to offsets from other Company pension plans and government plans, and these offset amounts are subject to change. However, the SERP benefit, in conjunction with Company-funded benefits and government-funded benefits, will not be less than 50% of the participant’s average cash compensation for the highest three fiscal years for which a bonus has been determined, as described above. Upon the participant’s death, a spousal benefit of 50% of the participant’s benefit is payable for the spouse’s lifetime.

     Payment of the SERP benefit commences upon normal retirement at age 62 or older with at least 12 years of continuous employment, or upon early retirement at age 55 or older with at least ten years of continuous employment. There is a potential six-month delay in payments under the SERP to certain specified employees (as determined under Section 409A of the Internal Revenue Code) for amounts deemed to be deferred on or after January 1, 2005. The SERP provides for the crediting of interest during any such payment delay period. The amount of the SERP benefit payable will be reduced by 5% for each year by which a participant’s age at retirement is less than 62, and by 1/12 for each year by which the participant’s period of continuous employment is less than 12 years. If the participant’s age plus years’ of service at retirement is 85 or more, however, the reduction for age less than 62 shall be 2.5% per year, rather than 5% per year.

     The Company pays a participant’s FICA taxes attributable to SERP benefits, and pays the participant a tax gross-up to cover the federal, state and local income taxes on the amount of the FICA tax payment.

     Additional benefits may be payable following a Change in Control, as discussed below under “Potential Payments Upon Change in Control and Termination of Employment — SERP and Excess Plan.”

     Excess Plan. The Excess Plan is a separate, unfunded plan for SERP participants, providing a retirement benefit which generally restores the shortfall of Pension Plan benefits resulting from Internal Revenue Code limits prospectively from the date of first participation as described above under “Pension Plan”. See “Potential Payments Upon Change in Control and Termination of Employment — SERP and Excess Plan” below for a description of the circumstances following a Change in Control under which a participant may, in accordance with a prior election, receive a lump sum payment equal to the present value of all remaining Excess Plan benefits and/or any spousal benefits in lieu of any further payments under the Excess Plan, subject to the potential six-month delay (due to Section 409A of the Internal Revenue Code) discussed above and the crediting of interest during such delay period.

Fiscal Year 2009 Nonqualified Deferred Compensation

     The Deferred Compensation Plan is an unfunded, nonqualified plan which permits participants to defer U.S. federal and most state income tax on all or any part of their AMIP award, or all or any part of their salary in excess of a specified amount ($245,000 for calendar year 2009). Amounts deferred are credited each year with a return equal to the 120 month rolling average yield to maturity of the Merrill Lynch U.S. Corporate, A Rated, 15+ Years Index, calculated as of December 31 of the preceding year. Participants elect when they wish to receive distributions of their Deferred Compensation Plan account balances upon termination of employment on or after age 62, death, disability, change in control or a date certain. If participants terminate employment prior to age 62, the full value of their account is paid to them as a lump sum on or about 30 days after termination. There is a potential six-month delay in payments under the Deferred Compensation Plan to certain specified employees (as determined under Section 409A of the Internal Revenue Code) for amounts deferred on or after January 1, 2005 (as determined under Section 409A). The Deferred Compensation Plan provides for the crediting of interest during any such payment delay period.

      The following table summarizes, for each Named Executive Officer, the contributions and earnings under the Deferred Compensation Plan in Fiscal Year 2009 and the aggregate account balance as of April 3, 2009. There were no contributions by the Company, or withdrawals or distributions by any of the Named Executive Officers during Fiscal Year 2009.

	Executive		Aggregate
	Contributions	Aggregate Earnings	Withdrawals/	Aggregate Balance
	in Last FY	in Last FY	Distribution	at Last FYE
Name	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)
Michael W. Laphen	—	—	—	—
Michael J. Mancuso	—	—	—	—
Donald G. DeBuck	94,400	47,113	—	748,471
William L. Deckelman, Jr.	—	—	—	—
Randy E. Phillips	—	—	—	—
Nathan G. Siekierka	281,000	35,597	—	602,545

     The Summary Compensation Table included in this proxy statement includes for each of the Named Executive Officers the preferential earnings during the fiscal year under the Deferred Compensation Plan. In this proxy statement, such amounts (which are a subset of the amounts set forth in Column (c) of this table) are included in Column (g) of the Summary Compensation Table on page 25 and are described in note 6 to that table. The Executive Contributions set forth on Column (b) of this table are not reported as compensation in the Summary Compensation Table.

Potential Payments Upon Change in Control and Termination of Employment

Change in Control Benefits

     The table below reflects the value of compensation and benefits that would become payable to each of the Named Executive Officers under plans and arrangements existing as of April 3, 2009, if a change in control had occurred on that date and, in circumstances explained below, the executive’s employment had terminated. These amounts are reported based upon the executive’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then-exercisable stock options, retirement plans and deferred compensation plans, and benefits available generally to salaried employees, such as distributions under the Company’s 401(k) plan. In addition, in connection with any actual termination of employment or change in control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation Committee determines appropriate.

     The actual amounts that would be paid upon a Named Executive Officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age.

     The benefits payable as a result of a change in control as reported in the columns of this table are as follows:

  Cash Severance Benefit: Under the Severance Plan for Senior Management and Key Employees (the “Severance Plan”), upon an involuntary termination or a voluntary termination for good reason within a specified number of years following a change in control participants are paid a multiple of base salary plus average annual AMIP;

  Benefits Continuation: The Severance Plan provides that upon an involuntary termination or a voluntary termination for good reason within a specified number of years following a change in control, participants also receive the continuation of medical benefits for a specified period following the termination of employment;

  SERP and Excess Plan: The amounts reported in the table below are the increased value in the lump sum benefit payable under terms in the SERP and the Excess Plan providing that upon an involuntary termination or a voluntary termination within specified periods following a change in control, benefits shall not be less than those that would be payable if the participant were age 62 or older and had at least 12 years of continuous employment and as if the participant was 100% vested in benefits accrued under such Plans;

  Equity Awards: The amounts reported in the table below are the intrinsic value of stock options, restricted stock and RSU awards (including Performance Shares and Career Shares) that vest upon a change in control regardless of whether the executive officer’s employment terminates; and

  Excise Tax and Gross Up: The Severance Plan provides that the Company would reimburse participants for all excise taxes they would be required to pay as a consequence of a change in control. The excise tax gross up provisions have been eliminated for new participants in the Plan.

     Additional information regarding the conditions under which these benefits are payable and the definitions used under the arrangements for determining whether an event triggering the benefit has occurred are discussed further following the table.

	Cash				Early Vesting of:
	Severance	Benefits		Excess	Stock	Restricted	Excise Tax &	Aggregate
Name	Benefit	Continuation	SERP	Plan	Options	Stock/RSUs	Gross Up	Payments
Michael W. Laphen	$7,244,800	$27,970	$2,255,864	$—	$—	$8,337,268	$9,062,078	$26,927,980
Michael J. Mancuso	2,340,000	3,441	N/A	N/A	111,998	1,324,227	—	3,779,666
Donald G. DeBuck	1,036,133	21,045	N/A	N/A	—	1,717,858	975,696	3,750,732
William L. Deckelman, Jr.	1,976,000	21,834	N/A	N/A	—	1,082,083	—	3,079,917
Randy E. Phillips	1,664,000	15,730	N/A	N/A	17,333	1,073,852	—	2,770,915
Nathan G. Siekierka	1,240,600	15,505	418,094	—	—	1,139,296	1,355,486	4,168,981
Totals	$15,501,533	$105,525	$2,673,958	$—	$129,331	$14,674,584	$11,393,260	$44,478,191

Severance Plan for Senior Management and Key Employees

     Each of the Named Executive Officers participates in the Severance Plan, which provides certain benefits to participants in the event of a Change of Control (as defined below) of the Company.

     If there were a Change of Control and any of them either:

  had a voluntary termination of employment for Good Reason (as defined below) within two years afterward, or had an involuntary termination of employment, other than for death, disability or Cause (as defined below), within three years afterward,

then he would receive a one-time payment and medical benefits during a specified period after termination.

     The amount of the one-time payment is equal to a multiple of the participant’s then-current annual base salary, plus the average of the three most recent annual AMIP awards paid or determined. The multiple is two for Messrs. Mancuso, DeBuck, Deckelman, Phillips and Siekierka, and three for Mr. Laphen. The number of years after termination of employment during which a participant would receive medical benefits is equal to the same applicable multiples.

     The Severance Plan also provides that the Company would reimburse participants for all excise taxes they would be required to pay as a consequence of a Change of Control. The excise tax gross up has been eliminated for new participants in the Plan. Of the Named Executive Officers, only Messrs. Laphen, DeBuck and Siekierka are entitled to the excise tax gross up.

     There is a potential six-month delay in payments and benefits provided under the Severance Plan to certain specified employees (as determined under Section 409A). The Severance Plan provides for the crediting of interest during any such payment or benefits delay period.

     For purposes of the Severance Plan, the following definitions apply:

  “Change of Control” means the consummation of a “change in the ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, as defined under Section 409A of the Internal Revenue Code.

  A participant’s termination of employment with the Company is deemed for “Good Reason” if it occurs within six months of any of the following without the participant’s express written consent:

    A substantial change in the nature, or diminution in the status, of the participant’s duties or position from those in effect immediately prior to the Change of Control;

    A reduction by the Company in the participant’s annual base salary as in effect on the date of a Change of Control or as in effect thereafter if such compensation has been increased and such increase was approved prior to the Change of Control;

    A reduction by the Company in the overall value of benefits provided to the participant, as in effect on the date of a Change of Control or as in effect thereafter if such benefits have been increased and the increase was approved prior to the Change of Control;

    A failure to continue in effect any stock option or other equity-based or non-equity based incentive compensation plan in effect immediately prior to the Change of Control, or a reduction in the participant’s participation in any such plan, unless the participant is afforded the opportunity to participate in an alternative incentive compensation plan of reasonably equivalent value;

    A failure to provide the participant the same number of paid vacation days per year available to him or her prior to the Change of Control, or any material reduction or the elimination of any material benefit or perquisite enjoyed by the participant immediately prior to the Change of Control;

    Relocation of the participant’s principal place of employment to any place more than 35 miles from the participant’s previous principal place of employment;

    Any material breach by CSC of any provision of the Severance Plan or of any agreement entered into pursuant to the Severance Plan or any stock option or restricted stock agreement;

  Conduct by the Company, against the participant’s volition, that would cause the participant to commit fraudulent acts or would expose the participant to criminal liability; or

  Any failure by the Company to obtain the assumption of the Severance Plan or any agreement entered into pursuant to the Severance Plan by any successor or assign of CSC;

provided that for purposes of bullets 2 through 5 above, “Good Reason” will not exist (i) if the aggregate value of all salary, benefits, incentive compensation arrangements, perquisites and other compensation is reasonably equivalent to the aggregate value of salary, benefits, incentive compensation arrangements, perquisites and other compensation as in effect immediately prior to the Change of Control, or as in effect thereafter if the aggregate value of such items has been increased and such increase was approved prior to the Change of Control, or (ii) if the reduction in aggregate value is due to reduced performance by the Company, the business unit of the Company for which the participant is responsible, or the participant, in each case applying standards reasonably equivalent to those utilized by the Company prior to the Change of Control.

  “Cause” means:

    fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates;

    conviction of a felony involving a crime of moral turpitude;

    willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or

    substantial and willful failure to render services in accordance with the terms of the Severance Plan (other than as a result of illness, accident or other physical or mental incapacity), provided that (i) a demand for performance of services has been delivered to the participant in writing by or on behalf of CSC’s Board of Directors at least 60 days prior to termination identifying the manner in which the Board believes that the participant has failed to perform and (ii) the participant has thereafter failed to remedy such failure to perform.

SERP and Excess Plan

     If there were a Change in Control (as defined below) and a participant in the SERP and the Excess Plan, either:

  had an involuntary termination of employment, or a voluntary termination of employment for Good Reason (as defined below), within three years afterwards, or had any voluntary termination of employment (including by death) more than one but within three years afterwards,

then payment of benefits under the SERP and the Excess Plan, would commence upon termination of employment and would be calculated as if the participant were age 62 or older and had at least 12 years of continuous employment and as if the participant were 100% vested in such benefits. Within 30 days after individuals first become participants in the SERP and the Excess Plan, they have the opportunity to elect to receive, upon a termination of employment prior to the third anniversary of a Change in Control, a lump sum payment equal to the present value of all remaining SERP and Excess Plan benefits, including spousal benefits. This lump sum payment is in lieu of any further payments under those plans and is subject to the potential six month delay (due to Section 409A of the Internal Revenue Code) discussed previously and the crediting of interest during such delay period.

     For purposes of the SERP and the Excess Plan, the following definitions apply:

  “Change in Control” has the same meaning as described above (for a Change of Control) under “Severance Plan for Senior Management and Key Employees”; and

  “Good Reason” has the same meaning as described above under “Severance Plan for Senior Management and Key Employees,” excluding the last bullet.

Stock Options, RSUs and Restricted Stock

     Equity Issued as an AMIP Award in Prior Years. In prior fiscal years, CSC had a program pursuant to which some or all of an AMIP award was paid in the form of RSUs (Fiscal Year 2006), restricted stock (Fiscal Year 2005) or discounted stock options with an exercise price equal to 25% of the market value of the underlying shares on the grant date (Fiscal Year 2004 and earlier) (collectively, “AMIP Equity Securities”).

     All AMIP Equity Securities held by the Named Executive Officers provide for accelerated vesting in full upon a Change of Control. For these purposes, a “Change of Control” means the first to occur of the following events:

  the dissolution or liquidation of the Company;

  a sale of substantially all of the property and assets of the Company;

  a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the such equity securities being exchanged for or converted into cash, property and/or securities not issued by the Company;

  a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in such equity securities being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination;

  any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company; or

  a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934.

     The Company discontinued the practice of issuing equity securities as an AMIP award after payment of the Fiscal Year 2006 AMIP award.

     The following table sets forth the intrinsic value on April 3, 2009 of AMIP Equity Securities held by each of the Named Executive Officers, which were not then vested, but which would have vested on April 3, 2009 if there had been a Change of Control on that date.

Value of AMIP Equity Awards Vesting Upon a Change of Control

		Intrinsic Value[1]
Name	Type of AMIP Equity Securities	($)
(a)	(b)	(c)
Michael W. Laphen	RSUs	381,305
Michael J. Mancuso	NA	NA
Donald G. DeBuck	RSUs	64,561
William L. Deckelman, Jr.	NA	NA
Randy E. Phillips	NA	NA
Nathan G. Siekierka	RSUs	71,547
____________________

1.	The intrinsic value per share is equal to the closing market price per share of CSC stock on April 3, 2009 ($ 40.15).

     Non-AMIP Equity Securities. All stock options, RSUs and restricted stock awards held by the Named Executive Officers that were not issued as payment of AMIP awards (collectively, “Non-AMIP Equity Securities”) provide for accelerated vesting in full upon a Change in Control (as defined in “Equity Issued as an AMIP Award in Prior Years”

above), although in some cases the accelerated vesting can be prevented by action of the Compensation Committee. Stock options and RSUs, including Performance Shares and Career Shares, granted after Fiscal Year 2008, provide for accelerated vesting in full upon a Change in Control, defined as a change in ownership of the Company, a change in effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined in Section 409A of the Internal Revenue Code.

     The following table sets forth the intrinsic value on April 3, 2009, of all Non-AMIP Equity Securities held by each of the Named Executive Officers, which were not then vested, but which would have vested on April 3, 2009, if there had been a Change in Control on that date, assuming that the Compensation Committee took no action to prevent such accelerated vesting.

Value of Non-AMIP Equity Awards Vesting Upon a Change of Control

		Intrinsic Value[1]
Name	Type of Non-AMIP Equity Securities	($)
(a)	(b)	(c)
Michael W. Laphen	RSUs	6,925,835
	Restricted Stock	1,030,129
Michael J. Mancuso	RSUs	1,324,227
	Stock Options	111,998
Donald G. DeBuck	RSUs	1,452,146
	Restricted Stock	201,151
William L. Deckelman, Jr.	RSUs	1,082,083
Randy E. Phillips	RSUs	1,073,853
	Stock Options	17,333
Nathan G. Siekierka	RSUs	773,932
	Restricted Stock	293,818
____________________

1.

The intrinsic value of RSUs and restricted stock, per share, is equal to the closing market price per share of CSC stock on April 3, 2009 ($40.15). The intrinsic value of a stock option, per share, is equal to the excess of (a) the closing market price of CSC stock on April 3, 2009 ($40.15), over (b) the option exercise price per share. Outstanding unvested stock options held by Messrs. Laphen, DeBuck, Deckelman and Siekierka had no intrinsic value at April 3, 2009, as option exercise prices exceeded the closing market price per share on that date.

Vesting of Equity Awards upon Other Terminations of Employment

     Because they were awarded in payment of earned AMIP awards, AMIP Equity Securities (which typically vest in three equal increments on the first, second and third anniversaries of the grant date assuming continued employment), provide for accelerated vesting in full upon any of the following events: (i) any voluntary or involuntary termination of employment, other than for Cause (as defined below), at age 62 or older, unless the Compensation Committee determines otherwise, or (ii) any involuntary termination of employment without Cause, or voluntary termination of employment for Good Reason (as defined below), death or permanent disability, at age 61 or younger. All AMIP Equity Securities which are stock options and which are vested but unexercised upon termination of employment remain exercisable until the earlier of (a) the option expiration date or (b) the fifth anniversary of employment termination (for all terminations at age 62 or older other than for Cause), the third anniversary of employment termination (for involuntary terminations without Cause, or voluntary terminations for Good Reason, at age 61 or younger), the first anniversary of employment termination (for terminations for death or permanent disability) or three months after employment termination (for all other terminations).

     If any of the Named Executive Officers had experienced such a termination of employment as of April 3, 2009, the intrinsic value of the equity awards that would have vested are the same amounts as reported in the “Value of AMIP Equity Awards Vesting Upon a Change in Control” table above.

     For purposes of AMIP Equity Securities, the following definitions apply:

  The holder’s voluntary termination of employment is deemed to be for “Good Reason” if it occurs within six months of any of the following without the holder’s express written consent:

    a material diminution in the holder’s duties, responsibilities or position;

    the Company awards to the holder an AMIP award in respect of any year that is less than 100% of the amount awarded to the holder in respect of any prior year, unless due to reduced performance by the Company or by the holder, applying reasonably equivalent standards with respect to both years; or

    conduct by the Company occurs that would cause the holder to commit fraudulent acts or would expose the holder to criminal liability.
  “Cause” means:

    fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates;

    conviction of a felony involving a crime of moral turpitude;

    willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or

    substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (i) a demand for performance of services has been delivered to the Employee in writing by the Employee’s supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the Employee has failed to perform and (ii) the Employee has thereafter failed to remedy such failure to perform.

     All Non-AMIP Equity Securities provide for accelerated vesting in full, unless the Compensation Committee determines otherwise, upon retirement, other than for Cause (as defined above), at age 62 or older with at least ten years of service. Stock options other than AMIP Equity Securities, which are vested but unexercised upon termination of employment remain exercisable until the earlier of (a) the option expiration date or (b) the fifth anniversary of employment termination (for all terminations at age 62 or older other than for Cause), the first anniversary of employment termination (for terminations due to death or permanent disability) or three months after employment termination (for all other terminations).

     There are provisions in the award agreements for all stock options, RSUs, including Performance Shares and Career Shares, and restricted stock, other than AMIP Equity Securities, which require the holder of such securities to deliver to the Company an amount in cash equal to the intrinsic value of the securities on the date (the “Realization Date”) they vested (in the case of RSUs or restricted stock) or were exercised (in the case of stock options) if the holder:

  competes with the Company after voluntary termination of employment and prior to six months after the Realization Date, or solicits the Company’s customers or solicits for hire or hires the Company’s employees, or discloses the Company’s confidential information, after voluntary or involuntary termination of employment and prior to one year after a Realization Date.

     These forfeiture provisions do not apply if there has been a Change in Control within three years prior to the employment termination date.

Employment and Other Agreements

     Currently, the Company is not a party to any employment agreement with any of the Named Executive Officers, other than Mr. Laphen.

     Employment Agreement with Mr. Laphen. The Company and Mr. Laphen entered into an employment agreement on September 10, 2007, pursuant to which the Company agreed to employ Mr. Laphen as its Chairman and Chief Executive Officer through September 10, 2013 at a minimum annual base salary of $1,000,000 and a minimum target bonus of 200% of annual base salary. Mr. Laphen will report directly to the Board of Directors, and his salary and target incentive will be subject to annual review and increase by the Board. Mr. Laphen will participate in the Company’s employee benefits plans and its bonus, stock option and other incentive compensation plans on terms no less favorable than those applying to other senior officers of the Company.

     Under the employment agreement, if Mr. Laphen resigns for good reason (as defined) or is terminated by the Company without cause (as defined) or with the consent of the Board, he will be entitled to receive: (i) base salary through the date of termination; (ii) a pro rata annual incentive based upon actual Company performance for the year; (iii) a severance payment in an amount equal to the product of (a) two, multiplied by (b) the sum of his annual base salary and target incentive immediately prior to termination; (iv) reimbursement of COBRA premiums for continued medical, dental and vision insurance for 18 months after termination, and (v) immediate vesting of all stock options, restricted stock and RSUs, and extension of the stock option exercise period until the earlier of the option expiration date or the second anniversary of the employment termination date.

     Accordingly, absent a Change in Control, if Mr. Laphen’s employment had terminated on April 3, 2009 due to his resignation for good reason (as defined) or termination by the Company without cause (as defined) or with the consent of the Board, he would have received: (i) base salary through the date of termination; (ii) his Fiscal Year 2009 annual incentive as reported in the Summary Compensation Table on page 25; (iii) a $6,300,000 severance payment; (iv) reimbursement of COBRA premiums, and (v) immediate vesting of all unvested stock options, restricted stock and RSUs, which on that date had an intrinsic value of $8,337,268, and extension of the stock option exercise period as described above. In addition, he would be entitled to annual payments of $128,934 under the Pension Plan, $44,352 under the Excess Plan and $689,862 under the SERP, if he elected to commence receiving such benefits at the earliest opportunity without a benefit reduction (age 65 for Pension Plan and Excess Plan benefits and age 62 for SERP benefits). If he terminated employment as of April 3, 2009, and instead elected to commence receiving benefits upon termination of employment, he would receive annual payments of $78,005 under the Pension Plan, $26,833 under the Excess Plan and $628,063 under the SERP. Under the employment agreement, if Mr. Laphen resigns other than for good reason, or his employment is terminated by the Company for cause, he will be entitled to receive base salary through the date of termination.

     Under the employment agreement, if Mr. Laphen’s employment is terminated for disability or by death, he or his estate will be entitled to receive: (i) base salary through the date of termination; (ii) a pro rata annual incentive based upon actual Company performance for the year; and (iii) immediate vesting of all stock options, restricted stock and RSUs.

     There will be a six-month delay in payments and benefits provided under the employment agreement following certain terminations of Mr. Laphen’s employment if such payments and benefits are determined to be subject to the provisions of Section 409A of the Internal Revenue Code at the time of termination. The employment agreement provides for the crediting of interest during any such payment or benefits delay period.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee has appointed Deloitte & Touche LLP as independent auditors for Fiscal Year 2010. As a matter of good corporate governance, the Board of Directors is submitting the appointment of Deloitte & Touche LLP for ratification at the Annual Meeting. If stockholders do not ratify the appointment of the independent auditors, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2011 Fiscal Year.

     We expect that a representative of Deloitte & Touche LLP will attend the Annual Meeting. He or she will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

Fees

     The following table summarizes the aggregate fees billed by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, which include Deloitte Consulting, for services provided during the last two fiscal years:

	FY2009	FY2008
Audit Fees[1]	$10,742,000	$16,664,000
Audit-Related Fees[2]	4,071,000	2,045,000
Tax Fees[3]	4,782,000	3,927,000
All Other Fees[4]	11,500	20,500
	$19,606,500	$22,656,500
____________________

1.

Includes fees associated with the audit of our consolidated annual financial statements, review of our consolidated interim financial statements, statutory audits of international subsidiaries and the audit of our internal control over financial reporting.

2.	Consists primarily of fees for third party data center reviews, accounting research, employee benefit plan audits and the Company’s stock option investigation.

3.	Consists of fees for tax compliance and consultation, and expatriate tax services.

4.	Consists primarily of technical training services.

Pre-Approval Policy

     The Audit Committee pre-approves all audit, audit-related and tax and all other services to be provided by the independent auditors. The Committee has delegated to its Chairman the authority to pre-approve services to be provided by the independent auditors. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting.

Vote Required

     A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte &
Touche LLP as independent auditors for Fiscal Year 2010.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires CSC directors and executive officers, and persons who own more than 10% of the CSC stock, to file with the SEC initial reports of ownership and reports of changes in ownership of CSC stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of information furnished to us, reports filed through us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with in a timely manner for transactions during the Fiscal Year ended April 3, 2009, except a late filing for Mr. N. Gus Siekierka reporting an exempt transaction.

Business for 2010 Annual Meeting

     Stockholder Proposals. For a stockholder proposal to be considered for inclusion in CSC’s proxy statement for the 2010 Annual Meeting, the written proposal must be received by CSC’s Corporate Secretary at our principal executive offices not later than February 19, 2010. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in CSC’s proxy statement is instead a reasonable time before CSC begins to print and mail its proxy materials. The proposal must comply with the requirements of SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

     Corporate Secretary
     Computer Sciences Corporation
     3170 Fairview Park Drive
     Falls Church, Virginia 22042
     Facsimile: (703) 641-3168

     Stockholders seeking to nominate directors at the 2010 Annual Meeting or who wish to bring a proposal before the meeting that is not intended to be included in CSC’s proxy statement for the 2010 Annual Meeting must comply with the advance notice deadlines contained in CSC’s Bylaws. The Bylaws provide that any such notice must be given not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary date of the preceding year’s annual meeting. In addition, the Bylaws specify that in the event that the date of the upcoming annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the upcoming annual meeting and not later than the close of business on the later of (x) the 90th day prior to the upcoming annual meeting and (y) the 10th day following the date on which public announcement of the date of such upcoming meeting is first made. The term “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by CSC with the SEC, or in a notice pursuant to the applicable rules of an exchange on which the securities of CSC are listed. For the CSC’s 2010 Annual Meeting, a stockholder’s notice, to be timely, must be delivered to, or mailed and received at our principal executive offices:

  not earlier than the close of business on April 5, 2010; and

  not later than the close of business on May 5, 2010.

Householding; Availability of 2009 Annual Report and Proxy Statement

     The SEC permits the Company to deliver a single proxy statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company, and banks and brokerage firms that hold your shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.

     If you would like an additional copy of the 2009 Annual Report or this proxy statement, these documents are available on the Company’s Website, www.csc.com, under “Investor Relations/SEC Filings.” They are also available without charge to any stockholder, upon request, by calling 800.542.3070 or writing to:

     Investor Relations
     Computer Sciences Corporation
     3170 Fairview Park Drive
     Falls Church, VA 22042

     If you share the same address with other CSC stockholders and would like to start or stop householding for your account, you can call 800.542.1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, including your name, the name of your broker or other holder of record and your account number(s).

     If you consent to householding, your election will remain in effect until you revoke it. If you revoke your consent, you will be sent separate copies of documents mailed at least 30 days after receipt of your revocation.

Appendix A

INDEPENDENCE STANDARDS

     A director is “independent” if the Board of Directors has determined that he or she has no material relationship with Computer Sciences Corporation or any of its consolidated subsidiaries (collectively, the “Company”), either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company. For purposes of this definition, the Board has determined that a director is not “independent” if:

1.

The director is, or has been within the last three years, an employee of the Company, or an immediate family member of the director is, or has been within the last three years, an executive officer of the Company;

2.

The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from the Company (other than Board and committee fees, and pension or other forms of deferred compensation for prior service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of the Company is not considered for purposes of this standard;

3.

(a) The director, or an immediate family member of the director, is a current partner of the Company’s internal or external auditor; (b) the director is a current employee of the Company’s internal or external auditor; (c) an immediate family member of the director is a current employee of the Company’s internal or external auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director, or an immediate family member of the director, was within the last three years (but is no longer) a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

4.

The director, or an immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers serves or served at the same time on that company’s compensation committee; or

5.

The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

     An “immediate family” member includes a director’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than a domestic employee) who shares the director’s home.

A-1

COMPUTER SCIENCES CORPORATION C/O BNY MELLON 480 WASHINGTON BLVD. JERSEY CITY, NJ 07310-1901
VOTE BY INTERNET - www.proxyvote.com
Use the Internet up until 11:59 p.m. Eastern Daylight Time on August 2, 2009 to transmit your voting instructions and to enroll for electronic delivery of subsequent stockholder communications. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Computer Sciences Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1.800.690.6903
To transmit your voting instructions, use any touch-tone telephone up until 11:59 p.m. Eastern Daylight Time on August 2, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return to Computer Sciences Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Note: Proxy voting instructions for shares held in the Company's Matched Asset Plan must be given by 11:59 p.m. Eastern Daylight Time on July 29, 2009.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M15656-P82270	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COMPUTER SCIENCES CORPORATION					For All	Withhold All	For All Except
The Board of Directors recommends a vote "FOR" Proposals 1 and 2.
					☐	☐	☐
Vote On Directors
1.	To elect the following nine nominees to the CSC Board of Directors
	Nominees:
	01)	Irving W. Bailey, II	06)	Michael W. Laphen
	02)	David J. Barram	07)	F. Warren McFarlan
	03)	Stephen L. Baum	08)	Chong Sup Park
	04)	Rodney F. Chase	09)	Thomas H. Patrick
	05)	Judith R. Haberkorn

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Proposal		For	Against	Abstain

2.	To ratify the appointment of independent auditors	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Please sign, date and return this Proxy promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and elect to vote by ballot, such vote will supersede this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE TO STOCKHOLDERS

VOTING PREVENTS ESCHEATMENT

Most states have escheatment laws which require CSC to transfer stockholder accounts when they meet that state's criteria for abandoned property. These laws require CSC to issue a replacement stock certificate to the applicable state and the certificate in the stockholder's possession is cancelled on the records of CSC's transfer agent. While the specified number of years varies by state, escheatment generally occurs if you have not voted during a three-year period and you have not contacted CSC's Shareholder Services department or CSC's transfer agent during that time. After delivery to the state, the stock often is sold and claimants are given only the proceeds of the sale, which may or may not be to your benefit, depending on the subsequent trend of the stock price. In addition, it can take many months to retrieve custody of the stock or the proceeds of its sale.

Therefore, it is very important that you vote and that CSC has your current address. If you have moved, please provide your new address to CSC's transfer agent: BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, New Jersey 07310-1901; telephone 800.676.0654; and Internet address: www.BNYMellon.com\shareowner\isd. Please inform BNY Mellon Shareowner Services if you have multiple accounts or hold stock under more than one name.

For additional information, the CSC Shareholder Services and automated literature request line is available at telephone 800.542.3070.

Note: CSC employees are requested to notify the CSC Service Center (telephone 877.612.2211) of any address change or their local Human Resources representative if not supported by the CSC Service Center.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M15657-P82270

COMPUTER SCIENCES CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, AUGUST 3, 2009

       The undersigned hereby appoints MICHAEL W. LAPHEN, MICHAEL J. MANCUSO and WILLIAM L. DECKELMAN, JR., and each of them, with full power of substitution and discretion in each of them, as the proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock of Computer Sciences Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia 22042, at 10:00 a.m., Eastern Daylight Time, on August 3, 2009, and at any adjournments or postponements thereof, and to consider and to vote on any other matter properly coming before the meeting.

       If more than one of such proxies or substitutes shall be present and vote, a majority thereof shall have the powers hereby granted, and if only one of them shall be present and vote, he shall have the powers hereby granted.

       This card also provides voting instructions for shares, if any, held in the Company's Matched Asset Plan.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR 1) THE ELECTION OF DIRECTORS AND 2) RATIFICATION OF THE INDEPENDENT AUDITORS. SHARES ALLOCATED TO THIS ACCOUNT AND HELD IN THE COMPANY'S MATCHED ASSET PLAN AND NOT TIMELY VOTED WILL BE VOTED AS PROVIDED ABOVE, UNLESS BNY MELLON (THE TRUSTEE FOR THOSE SHARES) DETERMINES TO VOTE THOSE SHARES OTHERWISE, CONSISTENT WITH ITS OBLIGATIONS UNDER ERISA.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

NOTE: THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PROXY

If you do not timely vote by Internet, telephone or mailing your completed proxy card, or by attending the meeting and voting by ballot, these shares cannot be voted except for non-voted shares allocated to this MAP account, which will be voted as set forth above.